PAINEWEBBER GROWTH FUND
                       PAINEWEBBER GROWTH AND INCOME FUND
                            PAINEWEBBER MID CAP FUND
                           PAINEWEBBER SMALL CAP FUND
                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114

                       STATEMENT OF ADDITIONAL INFORMATION

      The four funds named above are diversified series of professionally managed, open-end management investment companies organized as Massachusetts business trusts (each a "Trust"). PaineWebber Growth Fund is a series of PaineWebber Olympus Fund. PaineWebber Growth and Income Fund is a series of PaineWebber America Fund. PaineWebber Mid Cap Fund is a series of PaineWebber Managed Assets Trust. PaineWebber Small Cap Fund is a series of PaineWebber Securities Trust.

      The investment adviser, administrator and distributor for each fund is Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"). As distributor for the funds, Mitchell Hutchins has appointed PaineWebber to serve as the exclusive dealer for the sale of fund shares.

      Portions of each fund's Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The Annual Reports accompany this SAI. You may obtain an additional copy of a fund's Annual Report by calling toll-free 1-800-647-1568.

      This SAI is not a prospectus and should be read only in conjunction with the funds' current Prospectus, dated December 1, 1999. A copy of the Prospectus may be obtained by calling any PaineWebber Financial Advisor or correspondent firm or by calling toll-free 1-800-647-1568. This SAI is dated December 1, 1999.

                     TABLE OF CONTENTS
                                                                            PAGE

The Funds and Their Investment.............................................   2
Policies...................................................................
The Funds' Investments, Related Risks and Limitations......................   3
Strategies Using DerivativeInstruments.....................................  11
Organization of Trusts; Trustees and Officers and Principal
 Holders of Securities.....................................................  18
Investment Advisory, Administration and Distribution Arrangements..........  26
Portfolio Transactions.....................................................  33
Reduced Sales Charges, Additional Exchange and Redemption
   Information and Other Services..........................................  36
Conversion of Class B Shares...............................................  41
Valuation of Shares........................................................  42
Performance Information....................................................  42
Taxes......................................................................  46
Other Information..........................................................  49
Financial Statements.......................................................  51
Appendix................................................................... A-1




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                     THE FUNDS AND THEIR INVESTMENT POLICIES

      No fund's investment objective may be changed without shareholder approval. Except where noted, the other investment policies of each fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that a fund will achieve its investment objective.

      The investment objective of GROWTH FUND is long-term capital appreciation. The fund invests primarily in equity securities of companies believed by Mitchell Hutchins to have substantial potential for capital growth. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities.

      Growth Fund may invest up to 35% of its total assets in U.S. government bonds and in corporate bonds, including up to 10% in bonds that are rated below investment grade. These bonds may be convertible bonds and may be rated no lower than B+ by Standard and Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), B-1 by Moody's Investors Service, Inc. ("Moody's) or comparably rated by another rating agency or, if unrated, determined by Mitchell Hutchins to be of comparable quality. The fund may invest up to 25% of its total assets in U.S. dollar-denominated equity securities and bonds of foreign issuers that are traded on recognized U.S. exchanges or in the U.S.
over-the-counter market.

      Growth Fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."

      The investment objective of GROWTH AND INCOME FUND is current income and capital growth. The fund seeks to achieve the capital growth portion of its objective by investing, under normal circumstances, at least 65% of its total assets in equity securities believed by Mitchell Hutchins to have the potential for rapid earnings growth. The fund seeks to achieve the income portion of its objective by investing, under normal circumstances, at least 65% of its total assets in income-producing securities, which may include dividend-paying equity securities, bonds and money market instruments. The fund may invest up to 10% of its total assets in convertible securities rated below investment grade but no lower than B by S&P or Moody's, comparably rated by another rating agency or, if unrated, determined by Mitchell Hutchins to be of comparable quality. The fund may also invest up to 25% of its total assets in U.S. dollar-denominated equity securities and bonds of foreign issuers that are traded on recognized U.S. exchanges or in the U.S.
over-the-counter market.

      Growth and Income Fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."

      The investment objective of MID CAP FUND is long-term capital appreciation. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of medium capitalization ("mid cap") companies, which the fund defines as companies having market capitalizations of at least $750 million and no more than $8 billion at the time of purchase. The fund may invest up to 35% of its total assets in equity securities of companies that are larger or smaller than mid cap companies, as well as in bonds and money market instruments. The fund may invest up to 35% of its total assets in U.S. dollar-denominated equity securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market.

      Mid Cap Fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its


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


total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."

      The investment objective of SMALL CAP FUND is long-term capital appreciation. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of small capitalization ("small cap") companies, which the fund defines as companies having market capitalizations of up to $1.5 billion at the time of purchase. The fund may invest up to 35% of its total assets in equity securities of companies that are larger than small cap companies, as well as in bonds and money market instruments. This includes up to 10% in convertible bonds that are rated below investment grade, but no lower than B by S&P or Moody's, comparably rated by another rating agency or, if unrated, determined by Mitchell Hutchins to be of comparable quality. The fund may invest up to 25% of its total assets in U.S. dollar-denominated equity securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market.

      Small Cap Fund may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."

              THE FUNDS' INVESTMENTS, RELATED RISKS AND LIMITATIONS

      The following supplements the information contained in the Prospectus and above concerning the funds' investments, related risks and limitations. Except as otherwise indicated in the Prospectus or this SAI, the funds have established no policy limitations on their ability to use the investments or techniques discussed in these documents.

      EQUITY SECURITIES. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

      Preferred stock has certain fixed income features, like a bond, but actually it is equity that is senior to a company's common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

      While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a fund may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

      BONDS. Bonds are fixed or variable rate debt obligations, including notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations and governments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are "perpetual" in that they have no maturity date.

      Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a fund's investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Duration is a measure of the expected life of a bond on a present value basis. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

      CONVERTIBLE SECURITIES. A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities,
(2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

      A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.

      WARRANTS. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

      CREDIT RATINGS; NON-INVESTMENT GRADE BONDS. Moody's, S&P and other rating agencies are private services that provide ratings of the credit quality of debt obligations and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in the Appendix to this SAI. Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade the rating of a bond. The funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices.

      In addition to ratings assigned to individual bond issues, Mitchell Hutchins will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

      Investment grade bonds are rated in one of the four highest rating categories by Moody's or S&P, comparably rated by another rating agency or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Moody's considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds.

      Non-investment grade bonds (commonly known as "junk bonds") are rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another rating agency or, if unrated, determined by Mitchell Hutchins to be of comparable quality. A fund's investments in non-investment grade bonds entail greater risk than its investments in higher rated bonds. Non-investment grade bonds, which are sometimes referred to as "high yield" bonds, are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve greater risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full.

      The market for non-investment grade bonds, especially those of foreign issuers, has expanded rapidly in recent years, which has been a period of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. In the past, many lower rated bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated bonds rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructurings or defaults. There can be no assurance that such declines will not recur.

      The market for non-investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit a fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade securities, especially in a thinly traded market.

      U.S. GOVERNMENT SECURITIES. U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

      U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

      Treasury inflation-protected securities ("TIPS") are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIPS is payable semi-annually on the adjusted principal value. The principal value of TIPS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a fund holds TIPS, the fund may earn less on the TIPS than it would on conventional Treasury bonds. Any increase in the value of TIPS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time.


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

      INVESTING IN FOREIGN SECURITIES. The funds may invest in U.S. dollar-denominated equity securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market. Securities of foreign issuers may not be registered with the Securities and Exchange Commission ("SEC"), and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the funds than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

      The funds may invest in foreign securities by purchasing American Depositary Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. They generally are in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. For purposes of each fund's investment policies, ADRs generally are deemed to have the same classification as the underlying securities they represent. Thus, an ADR representing ownership of common stock will be treated as common stock.

      ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

      Investment income on certain foreign securities in which the funds may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the funds would be subject.

      ILLIQUID SECURITIES. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a fund has valued the securities and includes, among other things, purchased over-the-counter options, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by each fund's board. The assets used as cover for over-the-counter options written by the funds will be considered illiquid unless the over-the-counter options are sold to qualified dealers who agree that the funds may repurchase any over-the-counter options they write at a maximum price to be calculated by a formula set forth in the option agreements. The cover for an over-the-counter option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. A fund may not be able readily to liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for a fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

      Restricted securities are not registered under the Securities Act of 1933, as amended ("Securities Act"), and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to sell.

      However, not all restricted securities are illiquid. A large institutional market has developed for many U.S. and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a "safe harbor" from the registration requirements of that Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a fund, however, could affect adversely the marketability of the securities, and the fund might be unable to dispose of them promptly or at favorable prices.

      Each board has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (E.G., the time needed to sell the security, how bids are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of restricted securities in each fund's portfolio and reports periodically on such decisions to the applicable board.

      Mitchell Hutchins also monitors each fund's overall holdings of illiquid securities. If a fund's holdings of illiquid securities comes to exceed its limitation on investments in illiquid securities for any reason, such as a security ceasing to qualify as liquid, changes in relative market values of portfolio securities or shareholder redemptions, Mitchell Hutchins will consider what action would be in the best interests of the fund and its shareholders.

      REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

       Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only with counterparties in transactions believed by Mitchell Hutchins to present minimum credit risks.

      REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by a fund subject to the fund's agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each fund's limitation on borrowings and may be entered into only with banks and securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a fund will maintain, in a segregated account with its custodian, cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement. See "The Funds' Investments, Related Risks and Limitations -- Segregated Accounts."

      Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when that fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

      TEMPORARY AND DEFENSIVE INVESTMENTS; MONEY MARKET INVESTMENTS. Each fund may invest in money market investments for temporary or defensive purposes or as part of its normal investment program. Such investments include, among other things, (1) securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, (2) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (3) commercial paper and notes, including those with variable and floating rates of interest, (4) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (5) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities,
(6) bonds issued by foreign issuers, (7) repurchase agreements and (8) other investment companies that invest exclusively in money market instruments.

      INVESTMENTS IN OTHER INVESTMENT COMPANIES. The funds may invest in securities of other investment companies, subject to limitations under the Investment Company Act of 1940, as amended ("1940 Act"), that at present restrict investments in registered investment companies to no more than 10% of a fund's total assets. The shares of other investment companies are subject to the management fees and other expenses of those funds. At the same time, a fund would continue to pay its own management fees and expenses with respect to all its investments, including the securities of other investment companies.

      LENDING OF PORTFOLIO SECURITIES. Each fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified. Lending securities enables a fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of a fund's portfolio securities must maintain acceptable collateral with the fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. Each fund may reinvest any cash collateral in money market investments or other short-term liquid investments. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each fund will retain authority to terminate any of its loans at any time. Each fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. A fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. Each fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.

      Pursuant to procedures adopted by the boards governing each fund's securities lending program, PaineWebber has been retained to serve as lending agent for each fund. The boards also have authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to PaineWebber for these services. Each board periodically reviews all portfolio securities loan transactions for which PaineWebber acted as lending agent. PaineWebber also has been approved as a borrower under each fund's securities lending program.

      SHORT SALES "AGAINST THE BOX." Each fund may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a fund, and that fund is obligated to replace the securities borrowed at a date in the future. When a fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, that fund maintains with its custodian, in a segregated account, the securities that could be used to cover the short sale. Each fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box.

      A fund might make a short sale "against the box" to hedge against market risks when Mitchell Hutchins believes that the price of a security may decline, thereby causing a decline in the value of a security owned by a fund or a security convertible into or exchangeable for a security owned by a fund. In such case, any loss in a fund's long position after the short sale should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of securities a fund owns, either directly or indirectly, and in the case where a fund owns convertible securities, changes in the investment value or conversion premiums of such securities.

      WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each fund may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery, I.E., for issuance or delivery to or by the fund later than the normal settlement date for such securities at a stated price and yield. A fund generally would not pay for such securities or start earning interest on them until they are received. However, when a fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a fund on a when-issued or delayed delivery basis may result in the fund's incurring or missing an opportunity to make an alternative investment. Depending on market conditions, a fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which the fund's total assets, including the value of when-issued and delayed delivery securities held by that fund, exceeds its net assets.

      A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a fund's net asset value. When a fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See "The Funds' Investments, Related Risks and Limitations -- Segregated Accounts." A fund may sell the right to acquire the security prior to delivery if Mitchell Hutchins deems it advantageous to do so, which may result in a gain or loss to the fund.

      COUNTERPARTIES. The funds may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, Mitchell Hutchins, subject to the supervision of each fund's board, monitors and evaluates the creditworthiness of the parties with which each fund does business.

      SEGREGATED ACCOUNTS. When a fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis and reverse repurchase agreements, it will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the fund's obligation or commitment under such transactions. As described below under "Strategies Using Derivative Instruments," segregated accounts may also be required in connection with certain transactions involving options, futures and swaps.

INVESTMENT LIMITATIONS OF THE FUNDS

      FUNDAMENTAL LIMITATIONS. The following fundamental investment limitations cannot be changed for a fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund or (b) 67% or more of the shares of the fund present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

      Each fund will not:

      (1) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

      The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

      (2) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

      (3) issue senior securities or borrow money, except as permitted under the Investment Company Act, and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

      (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

      (5) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

      (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

      (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

      NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the appropriate board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

      Each fund will not:

      (1) invest more than 10% of its net assets (15% of net assets for Small Cap Fund) in illiquid securities.

      (2) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

      (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

      (4) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

      (5) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger (and except that a fund will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act).

                     STRATEGIES USING DERIVATIVE INSTRUMENTS

      GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. Mitchell Hutchins may use a variety of financial instruments ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts and swap transactions. A fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, each fund's use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments that may be used by the funds are described below.

      A fund might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If Mitchell Hutchins is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, a fund may have lower net income and a net loss on the investment.

      OPTIONS ON EQUITY AND DEBT SECURITIES. A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

      OPTIONS ON SECURITIES INDICES. A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

      SECURITIES INDEX FUTURES CONTRACTS. A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

      INTEREST RATE FUTURES CONTRACTS. Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

      OPTIONS ON FUTURES CONTRACTS. Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

      GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS. A fund may use Derivative Instruments to attempt to hedge its portfolio and also to attempt to enhance income or return or realize gains or to manage the duration of its bond portfolio.

      Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund's portfolio. Thus, in a short hedge a fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, a fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, a fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

      Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, a fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, a fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

      A fund may purchase and write (sell) straddles on securities or indices of securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is equal to the exercise price of the call. A fund might enter into a long straddle when Mitchell Hutchins believes it likely that the prices of the securities will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is equal to the exercise price of the call. A fund might enter into a short straddle when Mitchell Hutchins believes it unlikely that the prices of the securities will be as volatile during the term of the option as the option pricing implies.

      Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad stock market sectors in which a fund has invested or expects to invest. Derivative Instruments on bonds may be used to hedge either individual securities or broad fixed income market sectors.

      Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums. Return or gain strategies may include using Derivative Instruments to increase or decrease a fund's exposure to different asset classes without buying or selling the underlying instruments. A fund also may use derivatives to simulate full investment by the fund while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses).

      The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, a fund's ability to use Derivative Instruments may be limited by tax considerations. See "Taxes."

      In addition to the products, strategies and risks described below and in the Prospectus, Mitchell Hutchins may discover additional opportunities in connection with Derivative Instruments and with hedging, income, return and gain strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. Mitchell Hutchins may use these opportunities for a fund to the extent that they are consistent with the fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The funds' Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

      SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

      (1) Successful use of most Derivative Instruments depends upon the ability of Mitchell Hutchins to predict movements of the overall securities or interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins is experienced in the use of Derivative Instruments, there can be no assurance that any particular strategy adopted will succeed.

      (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments that are being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets in which Derivative Instruments are traded, rather than the value of the investments being hedged. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

      (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a fund entered into a short hedge because Mitchell Hutchins projected a decline in the price of a security in that fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.

      (4) As described below, a fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (I.E., Derivative Instruments other than purchased options). If the fund was unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair a fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. A fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to a fund.

      COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose the funds to an obligation to another party. A fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash or liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

      Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, committing a large portion of a fund's assets to cover positions or to segregated accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

      OPTIONS. The funds may purchase put and call options, and write (sell) covered put or call options on securities in which they invest and related indices. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. A fund may also use options to attempt to enhance return or realize gains by increasing or reducing its exposure to an asset class without purchasing or selling the underlying securities. Writing covered put or call options can enable a fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the affected fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge, because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for over-the-counter options written by a fund would be considered illiquid to the extent described under "The Funds' Investments, Related Risks and Limitations--Illiquid Securities."

      The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, over-the-counter options on bonds are European-style options. This means that the option can only be exercised immediately prior to its expiration. This is in contract to American-style options that may be exercised at any time. There are also other types of options that may be exercised on certain specified dates before expiration. Options that expire unexercised have no value.

      A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration.

      The funds may purchase and write both exchange-traded and over-the-counter options. Currently, many options on equity securities (stocks) are exchange-traded. Exchange markets for options on bonds exist but are relatively new, and these instruments are primarily traded on the over-the-counter market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, over-the-counter options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a fund purchases or writes an over-the-counter option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

      The funds' ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for over-the-counter options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the funds will enter into over-the-counter options only with counterparties that are expected to be capable of entering into closing transactions with the funds, there is no assurance that a fund will in fact be able to close out an over-the-counter option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an over-the-counter option position at any time prior to its expiration.

      If a fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by a fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

      A fund may purchase and write put and call options on indices in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in a securities market (or market sector) rather than anticipated increases or decreases in the value of a particular security.

      LIMITATIONS ON THE USE OF OPTIONS. Each fund's use of options is governed by the following guidelines, which can be changed by its board without shareholder vote:

      (1) A fund may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options held by the fund, does not exceed 5% of its total assets.

      (2) The aggregate value of securities underlying put options written by a fund, determined as of the date the put options are written, will not exceed 50% of its net assets.

      (3) The aggregate premiums paid on all options (including options on securities and stock or bond indices and options on futures contracts) purchased by a fund that are held at any time will not exceed 20% of its net assets.

      FUTURES. The funds may purchase and sell securities index futures contracts and interest rate future contracts. The funds may purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities or indices. In addition, a fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains.

      Futures strategies also can be used to manage the average duration of a fund's bond portfolio. If Mitchell Hutchins wishes to shorten the average duration of a fund's bond portfolio, the fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If Mitchell Hutchins wishes to lengthen the average duration of the fund's bond portfolio, the fund may buy a futures contract or a call option thereon, or sell a put option thereon.

      A fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. A fund will engage in this strategy only when it is more advantageous to a fund than is purchasing the futures contract.

      No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of each fund's obligations to or from a futures broker. When a fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

      Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If a fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

      Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

      LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS. Each fund's use of futures and related options is governed by the following guidelines, which can be changed by its board without shareholder vote:

      (1) The aggregate initial margin and premiums on futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the CFTC), excluding the amount by which options are "in-the-money," may not exceed 5% of its net assets.

      (2) The aggregate premiums paid on all options (including options on securities, foreign currencies and securities indices and options on futures contracts) purchased by each fund that are held at any time will not exceed 20% of its net assets.

      (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by each fund will not exceed 5% of its total assets.

      SWAP TRANSACTIONS. Each fund may enter into swap transactions, which include swaps, caps, floors and collars relating to interest rates, securities or other instruments. Interest rate swaps involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor level on predetermined dates or during a specified time period. Equity swaps or other swaps relating to securities or other instruments are also similar, but they are based on changes in the value of the underlying securities or instruments. For example, an equity swap might involve an exchange of the value of a particular security or securities index in a certain notional amount for the value of another security or index or for the value of interest on that notional amount at a specified fixed or variable rate.

      Each fund may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its bond portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. A fund may use interest rate swaps, caps, floors and collars as a hedge on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Interest rate swap transactions are subject to risks comparable to those described above with respect to other derivatives strategies.

      A fund will usually enter into swaps on a net basis, I.E., the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Since segregated accounts will be established with respect to such transactions, Mitchell Hutchins believes such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the fund's borrowing restrictions. The net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis, and appropriate fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account as described above in "Investment Policies and Restrictions -- Segregated Accounts." The fund also will establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis.

      A fund will enter into interest rate swap transactions only with banks and recognized securities dealers or their respective affiliates believed by Mitchell Hutchins to present minimal credit risk in accordance with guidelines established by the fund's board. If there is a default by the other party to such a transaction, the fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

ORGANIZATION OF TRUSTS; TRUSTEES AND OFFICERS; PRINCIPAL HOLDERS OF SECURITIES

      Each Trust was formed as a business trust under the laws of the Commonwealth of Massachusetts. America Fund and Olympus Fund were formed on October 31, 1986. Managed Assets Trust was formed on August 9, 1991. Securities Trust was formed on December 3, 1992. Securities Trust has two operating series; eachother Trust has one series. Each Trust is governed by a board of trustees, which is authorized to establish additional series and to issue an unlimited number of shares of beneficial interest of each existing or future series, par value $0.001 per share. The board of each Trust oversees its operations.

      The trustees and executive officers of each Trust, their ages, business addresses and principal occupations during the past five years are:

                           POSITION WITH                 BUSINESS EXPERIENCE;
NAME AND ADDRESS; AGE        EACH TRUST                  OTHER DIRECTORSHIPS
---------------------      -------------                 -------------------

Margo N. Alexander*+;    Trustee and President    Mrs.   Alexander   is  Chairman  (since  March
52                                                1999),   chief  executive    officer   and   a
                                                  director of Mitchell  Hutchins  (since January
                                                  1995),  and an executive  vice president and a
                                                  director of  PaineWebber  (since  March 1984).
                                                  Mrs.  Alexander is president and a director or
                                                  trustee of 32  investment  companies for which
                                                  Mitchell Hutchins, PaineWebber or one of their
                                                  affiliates serves as investment adviser.

Richard Q. Armstrong; 64      Trustee             Mr. Armstrong  is  chairman  and  principal of
One Old Church Road                               R.Q.A.  Enterprises  (management    consulting
Unit #6                                           firm)  (since  April    1991   and   principal
Greenwich, CT 06830                               occupation    since    March     1995).    Mr.
                                                  Armstrong  was  chairman  of the board,  chief
                                                  executive  officer and co-owner of  Adirondack
                                                  Beverages  (producer and  distributor  of soft
                                                  drinks and  sparkling/still  waters)  (October
                                                  1993-March  1995). He was a partner of The New
                                                  England     Consulting    Group    (management
                                                  consulting   firm)  (December   1992-September
                                                  1993).  He was managing  director of LVMH U.S.
                                                  Corporation  (U.S.  subsidiary  of the  French
                                                  luxury goods conglomerate,  Louis Vuitton Moet
                                                  Hennessey    Corporation)    (1987-1991)   and
                                                  chairman of its wine and  spirits  subsidiary,
                                                  Schieffelin  & Somerset  Company  (1987-1991).
                                                  Mr.  Armstrong  is a director or trustee of 31
                                                  investment   companies   for  which   Mitchell
                                                  Hutchins,   PaineWebber   or  one   of   their
                                                  affiliates serves as investment adviser.


                                       18

                           POSITION WITH                 BUSINESS EXPERIENCE;
NAME AND ADDRESS; AGE        EACH TRUST                  OTHER DIRECTORSHIPS
---------------------      -------------                 -------------------

E. Garrett Bewkes,         Trustee and            Mr.  Bewkes  is  a  director  of  Paine Webber
Jr.**+; 73               Chairman of the          Group Inc. ("PW Group")  (holding  company  of
                        Board of Trustees         PaineWebber   and   Mitchell Hutchins).  Prior
                                                  to December  1995,  he was a consultant  to PW
                                                  Group.  Prior to 1988,  he was chairman of the
                                                  board,  president and chief executive  officer
                                                  of American Bakeries Company.  Mr. Bewkes is a
                                                  director of Interstate  Bakeries  Corporation.
                                                  Mr.  Bewkes is a  director  or  trustee  of 35
                                                  investment   companies   for  which   Mitchell
                                                  Hutchins,   PaineWebber   or  one   of   their
                                                  affiliates serves as investment adviser.

Richard R. Burt; 52          Trustee              Mr.  Burt is  chairman  of IEP Advisors,  Inc.
1275 Pennsylvania Ave, N.W.                       (international  investments   and   consulting
Washington, DC 20004                              firm)  (since  March 1994) and a  partner   of
                                                  McKinsey   &  Company  (management  consulting
                                                  firm) (since  1991).  He is also a director of
                                                  Archer-Daniels-Midland    Co.    (agricultural
                                                  commodities),   Hollinger   International  Co.
                                                  (publishing),  Homestake  Mining  Corp.  (gold
                                                  mining),  vice  chairman  (since July 1999) of
                                                  Anchor Gaming  (provides  technology to gaming
                                                  and wagering  industry)  and  chairman  (since
                                                  April 1996) of Weirton Steel Corp.  (makes and
                                                  finishes steel  products) since April 1996. He
                                                  was the chief negotiator in the Strategic Arms
                                                  Reduction  Talks with the former  Soviet Union
                                                  (1989-1991)  and the  U.S.  Ambassador  to the
                                                  Federal Republic of Germany  (1985-1989).  Mr.
                                                  Burt is a director or trustee of 31 investment
                                                  companies   for   which   Mitchell   Hutchins,
                                                  PaineWebber or one of their affiliates  serves
                                                  as investment adviser.

Mary C. Farrell**+; 50       Trustee              Ms. Farrell  is  a  managing director,  senior
                                                  investment   strategist   and  member  of  the
                                                  Investment  Policy  Committee of  PaineWebber.
                                                  Ms. Farrell joined PaineWebber in 1982. She is
                                                  a member of the Financial Women's  Association
                                                  and Women's Economic Roundtable and appears as
                                                  a regular  panelist  on Wall  $treet Week with
                                                  Louis  Rukeyser.  She also serves on the Board
                                                  of  Overseers of New York  University's  Stern
                                                  School of Business.  Ms. Farrell is a director
                                                  or  trustee  of 30  investment  companies  for
                                                  which Mitchell Hutchins, PaineWebber or one of
                                                  their affiliates serves as investment adviser.


                                       19

                           POSITION WITH                 BUSINESS EXPERIENCE;
NAME AND ADDRESS; AGE        EACH TRUST                  OTHER DIRECTORSHIPS
---------------------      -------------                 -------------------

Meyer Feldberg; 57           Trustee              Mr.   Feldberg   is   Dean  and  Professor  of
Columbia University                               Management  of the    Graduate    School    of
101 Uris Hall                                     Business,  Columbia   University.  Prior    to
New York, NY 10027                                1989,  he  was  president   of  the   Illinois
                                                  Institute of Technology. Dean Feldberg is also
                                                  a director  of  Primedia,  Inc.  (publishing),
                                                  Federated Department Stores, Inc. (operator of
                                                  department    stores)   and    Revlon,    Inc.
                                                  (cosmetics).  Dean  Feldberg  is a director or
                                                  trustee of 34  investment  companies for which
                                                  Mitchell Hutchins, PaineWebber or one of their
                                                  affiliates serves as investment adviser.

George W. Gowen; 70          Trustee              Mr.  Gowen is a partner in the law   firm   of
666 Third Avenue                                  Dunnington,  Bartholow  &  Miller.  Prior   to
New York, NY 10017                                May  1994,  he  was a  partner in the law firm
                                                  of  Fryer,  Ross  &  Gowen.  Mr.  Gowen  is  a
                                                  director or trustee of 34 investment companies
                                                  for which Mitchell  Hutchins,  Paine Webber or
                                                  one of their  affiliates  serves as investment
                                                  adviser.

Frederic V. Malek; 62        Trustee              Mr.  Malek  is  chairman  of Thayer    Capital
1455 Pennsylvania Ave, N.W.                       Partners  (merchant  bank)  and  chairman   of
Suite 350                                         of  Thayer  Hotel  Investors  II  and  Lodging
Washington, DC 20004                              Opportunities    Fund    (hotel     investment
                                                  partnerships).  From  January 1992 to November
                                                  1992, he was campaign  manager of  Bush-Quayle
                                                  `92.  From 1990 to 1992,  he was vice chairman
                                                  and,  from 1989 to 1990,  he was  president of
                                                  Northwest  Airlines Inc. and NWA Inc. (holding
                                                  company of Northwest  Airlines Inc.). Prior to
                                                  1989,   he  was   employed  by  the   Marriott
                                                  Corporation  (hotels,   restaurants,   airline
                                                  catering and contract feeding),  where he most
                                                  recently was an executive  vice  president and
                                                  president of Marriott Hotels and Resorts.  Mr.
                                                  Malek   is   also   a   director    of   Aegis
                                                  Communications, Inc. (tele-services), American
                                                  Management    Systems,     Inc.    (management
                                                  consulting  and  computer  related  services),
                                                  Automatic  Data  Processing,  Inc.  (computing
                                                  services), CB Richard Ellis, Inc. (real estate
                                                  services),    FPL   Group,   Inc.    (electric
                                                  services),  Global  Vacation  Group  (packaged
                                                  vacations), HCR/Manor Care, Inc. (health care)
                                                  and  Northwest  Airlines  Inc.  Mr. Malek is a
                                                  director or trustee of 31 investment companies
                                                  for which  Mitchell  Hutchins,  PaineWebber or
                                                  one of their  affiliates  serves as investment
                                                  adviser.

                                       20

                           POSITION WITH                 BUSINESS EXPERIENCE;
NAME AND ADDRESS; AGE        EACH TRUST                  OTHER DIRECTORSHIPS
---------------------      -------------                 -------------------

Carl W. Schafer; 63          Trustee              Mr.  Schafer is  president  of the    Atlantic
66 Witherspoon Street,                            Foundation  (charitable  foundation supporting
#1100                                             mainly    oceanographic     exploration    and
Princeton, NJ 08542                               research).  He   is   a   director  of   Labor
                                                  Ready, Inc.  (temporary  employment),  Roadway
                                                  Express,  Inc. (trucking),  The Guardian Group
                                                  of Mutual Funds,  the Harding,  Loevner Funds,
                                                  E.I.I.  Realty  Trust  (investment   company),
                                                  Evans Systems, Inc. (motor fuels,  convenience
                                                  store  and  diversified  company),  Electronic
                                                  Clearing House, Inc., (financial  transactions
                                                  processing),   Frontier  Oil  Corporation  and
                                                  Nutraceutix,   Inc.  (biotechnology  company).
                                                  Prior to January  1993, he was chairman of the
                                                  Investment  Advisory  Committee  of the Howard
                                                  Hughes  Medical  Institute.  Mr.  Schafer is a
                                                  director or trustee of 31 investment companies
                                                  for which  Mitchell  Hutchins,  PaineWebber or
                                                  one of their  affiliates  serves as investment
                                                  adviser.

Brian M. Storms*+; 45        Trustee              Mr.  Storms is  president and chief  operating
                                                  officer  of  Mitchell  Hutchins  (since  March
                                                  1999). Prior to joining Mitchell Hutchins, Mr.
                                                  Storms was president of Prudential Investments
                                                  (1996-1999).  Prior to joining Prudential,  he
                                                  was   a   managing    director   at   Fidelity
                                                  Investments.  Mr.  Storms  is  a  director  or
                                                  trustee of 31  investment  companies for which
                                                  Mitchell Hutchins, PaineWebber or one of their
                                                  affiliates serves as investment adviser.

Christopher G. Altschul*;    Vice President       Mr. Altschul  is  a  first vice president  and
32                           (Managed Assets      portfolio  manager   of   Mitchell   Hutchins.
                               Trust only)        Prior  to   April  1995,  he  was   an  equity
                                                  analyst at Chase  Manhattan Bank. Mr. Altschul
                                                  is a vice president of one investment  company
                                                  for which  Mitchell  Hutchins,  PaineWebber or
                                                  one of their  affiliates  serves as investment
                                                  adviser.

Ellen R. Harris*; 53     Vice President           Ms.   Harris  is  a  managing director  and  a
                       (Olympus Fund only)        portfolio   manager  of   Mitchell   Hutchins.
                                                  Ms.   Harris  is  a  vice   president  of  two
                                                  investment   companies   for  which   Mitchell
                                                  Hutchins,   PaineWebber   or  one   of   their
                                                  affiliates serves as investment adviser.

Donald R. Jones*; 39     Vice President           Mr.  Jones  is a  senior  vice president   and
                        (Securities Trust         a  portfolio  manager  of  Mitchell  Hutchins.
                              only)               Prior  to  February  1996,  he   was   a  vice
                                                  president  in the  asset  management  group of
                                                  First Fidelity Bancorporation.  Mr. Jones is a
                                                  vice president of two investment companies for
                                                  which Mitchell Hutchins, PaineWebber or one of
                                                  their affiliates serves as investment adviser.


                                               21

                           POSITION WITH                 BUSINESS EXPERIENCE;
NAME AND ADDRESS; AGE        EACH TRUST                  OTHER DIRECTORSHIPS
---------------------      -------------                 -------------------

James F. Keegan*; 39     Vice President           Mr.  Keegan  is a senior  vice president   and
                        (Securities Trust         a  portfolio  manager  of  Mitchell  Hutchins.
                              only)               Prior  to  March  1996,  he  was director   of
                                                  fixed income  strategy and research of Merrion
                                                  Group,  L.P.  From 1987 to 1994, he was a vice
                                                  president of global  investment  management of
                                                  Bankers Trust.  Mr. Keegan is a vice president
                                                  of  four   investment   companies   for  which
                                                  Mitchell Hutchins, PaineWebber or one of their
                                                  affiliates serves as investment adviser.

John J. Lee**; 31      Vice President and         Mr.  Lee is a  vice  president and  a  manager
                       Assistant Treasurer        of  the  mutual fund  finance   department  of
                                                  Mitchell Hutchins. Prior to September 1997, he
                                                  was an audit manager in the financial services
                                                  practice  of Ernst & Young  LLP.  Mr. Lee is a
                                                  vice  president and assistant  treasurer of 32
                                                  investment   companies   for  which   Mitchell
                                                  Hutchins,   PaineWebber   or  one   of   their
                                                  affiliates serves as investment adviser.

Thomas J. Libassi*; 40   Vice President           Mr.  Libassi is a senior  vice president   and
                        (Securities Trust         a   portfolio   manager      of       Mitchell
                              only)               Hutchins.  Mr.  Libassi  is  a vice  president
                                                  of six investment companies for which Mitchell
                                                  Hutchins,   PaineWebber   or  one   of   their
                                                  affiliates serves as investment adviser.

Kevin J. Mahoney**; 34  Vice President and        Mr.  Mahoney  is  a first  vice president  and
                        Assistant Treasurer       a  senior manager of the mutual  fund  finance
                                                  department of Mitchell  Hutchins.  From August
                                                  1996 through March 1999, he was the manager of
                                                  the  mutual  fund  internal  control  group of
                                                  Salomon Smith Barney. Prior to August 1996, he
                                                  was an associate and  assistant  treasurer for
                                                  BlackRock   Financial   Management   L.P.  Mr.
                                                  Mahoney  is a  vice  president  and  assistant
                                                  treasurer of 32 investment companies for which
                                                  Mitchell Hutchins, PaineWebber or one of their
                                                  affiliates serves as investment adviser.

Dennis McCauley*; 53     Vice President           Mr. McCauley is  a managing director and chief
                        (Securities Trust         investment   officer--fixed      income     of
                              only)               Mitchell  Hutchins.  Prior  to December  1994,
                                                  he was director of fixed income investments of
                                                  IBM  Corporation.   Mr.  McCauley  is  a  vice
                                                  president of 22 investment companies for which
                                                  Mitchell Hutchins, PaineWebber or one of their
                                                  affiliates serves as investment adviser.

Ann E. Moran**; 42     Vice President and         Ms. Moran is  a vice  president and a  manager
                       Assistant Treasurer        of  the  mutual fund  finance   department  of
                                                  Mitchell   Hutchins.   Ms.  Moran  is  a  vice
                                                  president  and   assistant   treasurer  of  32
                                                  investment   companies   for  which   Mitchell
                                                  Hutchins,   PaineWebber   or  one   of   their
                                                  affiliates serves as investment adviser.


                                               22

                           POSITION WITH                 BUSINESS EXPERIENCE;
NAME AND ADDRESS; AGE        EACH TRUST                  OTHER DIRECTORSHIPS
---------------------      -------------                 -------------------

Dianne E. O'Donnell     Vice President and        Ms.  O'Donnell  is  a  senior vice   president
**; 47                       Secretary            and   deputy  general  counsel   of   Mitchell
                                                  Hutchins.  Ms.  O'Donnell is a vice  president
                                                  and secretary of 31 investment companies and a
                                                  vice president and assistant  secretary of one
                                                  investment    company   for   which   Mitchell
                                                  Hutchins,   PaineWebber   or  one   of   their
                                                  affiliates serves as investment adviser.

Emil Polito*; 39         Vice President           Mr.  Polito  is a senior  vice president   and
                                                  director   of   operations   and  control  for
                                                  Mitchell  Hutchins.   Mr.  Polito  is  a  vice
                                                  president of 32 investment companies for which
                                                  Mitchell Hutchins, PaineWebber or one of their
                                                  affiliates serves as investment adviser.

Victoria E.              Vice President           Ms.  Schonfeld  is  a   managing director  and
Schonfeld**; 48                                   general  counsel  of  Mitchell Hutchins (since
                                                  May  1994) and  a  senior  vice  president  of
                                                  PaineWebber  (since July 1995).  Ms. Schonfeld
                                                  is a vice president of 31 investment companies
                                                  and a  vice  president  and  secretary  of one
                                                  investment    company   for   which   Mitchell
                                                  Hutchins,   PaineWebber   or  one   of   their
                                                  affiliates serves as investment adviser.

Paul H. Schubert       Vice President and         Mr.  Schubert  is a senior vice president  and
**; 36                      Treasurer             director   of   the   mutual   fund    finance
                                                  department of Mitchell Hutchins.  Mr. Schubert
                                                  is  a  vice  president  and  treasurer  of  32
                                                  investment   companies   for  which   Mitchell
                                                  Hutchins,   PaineWebber   or  one   of   their
                                                  affiliates serves as investment adviser.

Antony J. Scott*; 36     Vice President           Mr.  Scott  is  a  first  vice president   and
                         (Managed Assets          portfolio   manager  of   Mitchell   Hutchins.
                           Trust only)            Prior  to  May  1996,  he   was   a   research
                                                  analyst at Morgan Stanley. Mr. Scott is a vice
                                                  president of one investment  company for which
                                                  Mitchell Hutchins, PaineWebber or one of their
                                                  affiliates serves as investment adviser.

Nirmal Singh*; 43        Vice President           Mr.  Singh  is a  senior  vice president   and
                        (Securities Trust         a   portfolio  manager  of Mitchell  Hutchins.
                              only)               Mr. Singh   is  a   vice  president   of  four
                                                  investment   companies   for  which   Mitchell
                                                  Hutchins,   PaineWebber   or  one   of   their
                                                  affiliates serves as investment adviser.

Barney A.              Vice President and         Mr.  Taglialatela  is  a  vice  president  and
Taglialatela**; 38     Assistant Treasurer        a  manager  of  the   mutual   fund    finance
                                                  department  of  Mitchell  Hutchins.  Prior  to
                                                  February  1995, he was a manager of the mutual
                                                  fund finance  division of Kidder Peabody Asset
                                                  Management,  Inc. Mr.  Taglialatela  is a vice
                                                  president  and   assistant   treasurer  of  32
                                                  investment   companies   for  which   Mitchell
                                                  Hutchins,   PaineWebber   or  one   of   their
                                                  affiliates serves as investment adviser.


                                               23

                           POSITION WITH                 BUSINESS EXPERIENCE;
NAME AND ADDRESS; AGE        EACH TRUST                  OTHER DIRECTORSHIPS
---------------------      -------------                 -------------------

Mark A. Tincher*; 44     Vice President           Mr.   Tincher  is  a  managing   director  and
                                                  chief investment officer--equities of Mitchell
                                                  Hutchins.  Prior to March 1995,  he was a vice
                                                  president   and   directed   the  U.S.   funds
                                                  management and equity  research areas of Chase
                                                  Manhattan  Private Bank. Mr. Tincher is a vice
                                                  president of 13 investment companies for which
                                                  Mitchell Hutchins, PaineWebber or one of their
                                                  affiliates serves as investment adviser.

Stuart Waugh*; 44        Vice President           Mr.   Waugh   is  a   managing  director   and
                        (Securities Trust         a   portfolio  manager  of  Mitchell  Hutchins
                              only)               responsible   for   global    fixed     income
                                                  investments and currency trading. Mr. Waugh is
                                                  a vice president of five investment  companies
                                                  for which  Mitchell  Hutchins,  PaineWebber or
                                                  one of their  affiliates  serves as investment
                                                  adviser.

Keith A. Weller**; 38  Vice President and         Mr.  Weller  is a  first  vice  president  and
                       Assistant Secretary        associate   general   counsel    of   Mitchell
                                                  Hutchins.   Prior  to  May  1995,  he  was  an
                                                  attorney in private practice.  Mr. Weller is a
                                                  vice  president and assistant  secretary of 31
                                                  investment   companies   for  which   Mitchell
                                                  Hutchins,   PaineWebber   or  one   of   their
                                                  affiliates serves as investment adviser.

-------------
* The business address of this person is 51 West 52nd Street, New York, New York 10019-6114.

** The business address of this person is 1285 Avenue of the Americas, New York, New York 10019.

+ Mrs. Alexander, Mr. Bewkes, Ms. Farrell and Mr. Storms are "interested persons" of each fund as defined in the Investment Company Act by virtue of their positions with Mitchell Hutchins, PaineWebber, and/or PW Group.

      Board members are compensated as follows:

      o OLYMPUS FUND AND AMERICA FUND pay each trustee who is not an "interested person" of the Trust $1,500 annually per series. Each Trust presently has one series and thus pays each such trustee $1,500 annually, plus any additional amounts due for board or committee meetings.

      o MANAGED ASSETS TRUST pays each board members who are not "interested persons" of the Trust $1,000 annually for its sole series, plus any additional amounts due for board or committee meetings.

      o SECURITIES TRUST has two series and pays each board member who is not an "interested person" of the Trust $1,500 annually for Small Cap Fund and an additional $1,000 annually for its second series. Therefore, Securities Trust pays each such board member $2,500 annually, plus any additional amounts due for board or committee meetings.

      Each Trust pays up to $150 per series for each board meeting and each separate meeting of a board committee. Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation, aggregating $15,000 annually, from the relevant funds. All board members are reimbursed for any expenses incurred in attending meetings. Board members and officers own in the aggregate less than 1% of the outstanding shares of any class of each fund. Because PaineWebber and Mitchell Hutchins perform substantially all the services necessary for the operation of the Trusts and each fund, the Trusts require no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the Trust for acting as a board member or officer.

      The table below includes certain information relating to the compensation of each Trust's current trustees from the Trust and the compensation of those trustees from all PaineWebber funds during the periods indicated.

                               COMPENSATION TABLE+

                         AGGREGATE      AGGREGATE       AGGREGATE         AGGREGATE      TOTAL
                        COMPENSATION   COMPENSATION    COMPENSATION     COMPENSATION   COMPENSATION
NAME OF PERSON,         FROM AMERICA   FROM MANAGED   FROM SECURITIES   FROM OLYMPUS   FROM THE FUND
    POSITION              FUND (1)    ASSETS TRUST(1)     TRUST(2)         FUND(1)       COMPLEX(3)
---------------         ------------  --------------- ---------------   ------------   -------------

Richard Q. Armstrong,    $2,310         $1,810         $4,090              $2,310         $101,372
 Trustee
Richard R. Burt,         $2,280         $1,780         $4,030              $2,280         $101,372
 Trustee
Meyer Feldberg,          $2,962         $2,462         $5,394              $2,962         $116,222
 Trustee
George W. Gowen,         $2,310         $1,810         $4,090              $2,310         $108,272
 Trustee
Frederic V. Malek,       $2,310         $1,810         $4,090              $2,310         $101,372
 Trustee
Carl W. Schafer,         $2,310         $1,810         $4,090              $2,310         $101,372
 Trustee
--------------------

+   Only  independent  board members are compensated by the PaineWebber  funds and identified  above;
    board  members who  are "interested  persons," as defined by  the Investment Company  Act, do not receive compensation from the funds.

(1) Represents  fees paid  to  each  trustee  from the  Trust  indicated  for  the fiscal  year ended
    August 31, 1999.

(2) Represents  fees paid to  each trustee  from the  Trust  indicated for the fiscal year ended July
    31, 1999.

(3) Represents  total  compensation  paid  during the  calendar year ended December 31, 1998, to each board member by 31 investment companies (33 in the case of Messrs.  Feldberg and Gowen) for which
    Mitchell Hutchins,  PaineWebber or one of their affiliates served as investment  adviser. No fund within the PaineWebber fund complex has a bonus, pension, profit sharing or retirement plan.

                         PRINCIPAL HOLDERS OF SECURITIES

      As of October 31, 1999, the following shareholder is shown in Olympus Fund's records as owning 5% or more of Growth Fund's shares:

      Name and Address*                      Number and Percentage of Shares
      -----------------                      Beneficially Owned as of
                                             October 31, 1999
                                             -------------------------------
      Northern  Trust Company as Trustee for       1,114,350.516 Class Y shares
      the benefit of  PaineWebber 401(k) Plan                             6.55%

      ---------------

      * The shareholder listed may be contacted c/o Mitchell Hutchins Asset Management Inc., 51 West 52nd Street, New York, NY 10019-6114.


        INVESTMENT ADVISORY, AMINISTRATION AND DISTRIBUTION ARRANGEMENTS

      INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. Mitchell Hutchins acts as the investment adviser and administrator of each fund pursuant to a separate contract (each an "Advisory Contract") with each Trust. Under the Advisory Contracts, the funds pay fees (expressed as a percentage of the fund's average daily net assets) to Mitchell Hutchins for these services at the annual contract rates of 0.70% for Growth Fund, 0.75% for Growth and Income Fund and 1.00% for Mid Cap Fund and Small Cap Fund.

      During the periods indicated, Mitchell Hutchins earned (or accrued) advisory and administration fees in the amounts set forth below:

                                                       FISCAL YEARS ENDED

                                                  1999       1998       1997
                                                  ----       ----       ----
      Growth Fund (8/31)...............     $3,177,112    $2,858,153   $2,934,644
      Growth and Income Fund (8/31).....    $10,130,336   $8,823,952   $5,312,189
      Small Cap Fund (7/31).............    $1,035,125    $1,340,576   $  873,636


                              FISCAL     FIVE MONTH   FISCAL YEAR    FISCAL
                            YEAR ENDED  PERIOD ENDED  ENDED MARCH  YEAR ENDED
                            AUGUST 31,   AUGUST 31,    MARCH 31,    MARCH 31,
                              1999          1998         1998         1997
                              ----          ----         ----         ----

      Mid Cap Fund........  $1,733,828     $964,741   $2,680,122  $2,684,390


      Prior to May 1, 1998, Denver Investment Advisors, LLC served as investment sub-adviser for Mid Cap Fund pursuant to a separate contract with Mitchell Hutchins dated March 21, 1995. Under that contract and a substantially identical prior contract, for the one month ended May 1, 1998 and the fiscal years ended March 31, 1998 and March 31, 1997, Mitchell Hutchins (not the fund) paid Denver Investment Advisors LLC sub-advisory fees in the amount of $110,392, $1,340,049 and $1,342,195, respectively.

      Under the terms of the applicable Advisory Contract, each fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. General expenses of a Trust not readily identifiable as belonging to a specific series of the Trust are allocated among series by or under the direction of the Trust's board in such manner as the board deems fair and equitable. Expenses borne by each fund include the following: (1) the cost (including brokerage commissions, if any) of securities purchased or sold by the fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the fund by Mitchell Hutchins; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to board members who are not interested persons of the applicable Trust or Mitchell Hutchins; (6) all expenses incurred in connection with the board members' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent board members; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders and costs of mailing such materials to existing shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to trustees and officers; and (18) costs of mailing, stationery and communications equipment.

      Under each Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Each Advisory Contract terminates automatically upon its assignment and is terminable at any time without penalty by the board or by vote of the holders of a majority of a fund's outstanding voting securities, on 60 days' written notice to Mitchell Hutchins or by Mitchell Hutchins on 60 days' written notice to a fund.

      Prior to August 1, 1997, PaineWebber provided certain services to each fund not otherwise provided by its transfer agent. Pursuant to an agreement between PaineWebber and each fund relating to those services, PaineWebber earned (or accrued) the amounts set forth below during the periods indicated:

                                             FISCAL YEAR
                                              ENDED 1997
                                             -----------

      Growth Fund (8/31)..................   $110,890
      Growth and Income Fund (8/31).......    191,744
      Small Cap Fund (7/31)...............     35,040


                                        FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                         MARCH 31, 1998       MARCH 31, 1997
                                        -----------------   -----------------

      Mid Cap Fund................           $28,077             $89,240


      Subsequent to July 31, 1997, PFPC (not the funds) pays PaineWebber for certain transfer agency-related services that PFPC has delegated to PaineWebber.

      SECURITIES LENDING. During the periods indicated, each fund paid (or accrued) the following fees to PaineWebber for its services as securities lending agent:

        Fund                                    Fiscal Year Ended
        ----                                    -----------------
                                                       1999      1998
                                                       ----      ----
        Growth Fund (8/31)................          $48,764   $82,147
        Growth and Income Fund (8/31).....           13,888    57,530
        Small Cap Fund (7/31).............           23,627    25,267


                                   FISCAL YEAR      FIVE MONTH     FISCAL YEAR
                                   ENDED AUGUST    PERIOD ENDED    ENDED MARCH
                                     31, 1999    AUGUST 31, 1998    31, 1998
                                   ------------  ---------------   -----------
        Mid Cap Fund...........       $31,282      $ 8,609           $ 2,859


      NET ASSETS. The following table shows the approximate net assets as of October 31, 1999, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.


                                                                 NET ASSETS
                      INVESTMENT CATEGORY                          ($MIL)
                      -------------------                        ----------

         Domestic (excluding Money Market).................      $7,873.9
         Global............................................       4,651.4
         Equity/Balanced...................................       7,822.0
         Fixed Income (excluding Money Market).............       4,703.3
               Taxable Fixed Income........................       3,233.7
               Tax-Free Fixed Income.......................       1,469.6
         Money Market Funds................................      36,069.2


      PERSONAL TRADING POLICIES. Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of PaineWebber funds and other Mitchell Hutchins advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber Funds and other Mitchell Hutchins advisory clients.

       DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of each class of shares of each Fund under separate distribution contracts with each Trust (collectively, "Distribution Contracts") that require Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of each Fund. Shares of each of the Funds are offered continuously. Under separate exclusive dealer agreements between Mitchell Hutchins and PaineWebber relating to each class of shares (collectively, "Exclusive Dealer Agreements") PaineWebber and its correspondent firms sell the Funds' shares. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114 and PaineWebber is located at 1285 Avenue of the Americas, New York, New York 10019.

       Under separate plans of distribution pertaining to the Class A, Class B and Class C shares adopted by each Trust in the manner prescribed under Rule 12b-1 under the Investment Company Act (each, respectively, a "Class A Plan," "Class B Plan" and "Class C Plan," and, collectively, "Plans"), each fund pays Mitchell Hutchins a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets for each class, except that the Class A Plans for Growth Fund and Growth and Income Fund provide that the service fee paid with respect to shares sold prior to December 2, 1988 ("Old Shares") is paid at the annual rate of 0.15% of the fund's net assets represented by such Old Shares. Shares acquired through new purchases, reinvestment of dividends and other distributions and exchanges on/or after December 2, 1988 are not considered "Old Shares" for this purpose. Under the Class B Plan and the Class C Plan, each funds also pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the Class B shares and Class C shares, respectively. There is no distribution plan with respect to the funds' Class Y shares and the funds pay no service or distribution fees with respect to their Class Y shares.

       Mitchell Hutchins uses the service fees under the Plans for Class A, B and C shares primarily to pay PaineWebber for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each fund by PaineWebber clients. PaineWebber then compensates its Financial Advisors for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts.

      Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to:

      o Offset the commissions it pays to PaineWebber for selling each fund's Class B and Class C shares, respectively.

      o Offset each fund's marketing costs attributable to such classes, such as preparation, printing and distribution of sales literature, advertising and prospectuses to prospective investors and related overhead expenses, such as employee salaries and bonuses.

       PaineWebber compensates Financial Advisors when Class B and Class C shares are bought by investors, as well as on an ongoing basis. Mitchell Hutchins receives no special compensation from any of the funds or investors at the time Class B or C shares are bought.

       Mitchell Hutchins receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds may be used to cover distribution expenses.

       The Plans and the related Distribution Contracts for Class A, Class B and Class C shares specify that each fund must pay service and distribution fees to Mitchell Hutchins for its service- and distribution-related activities, not as reimbursement for specific expenses incurred. Therefore, even if Mitchell Hutchins' expenses exceed the service or distribution fees it receives, the funds will not be obligated to pay more than those fees. On the other hand, if Mitchell Hutchins' expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be Mitchell Hutchins' sole responsibility and not that of the funds. Annually, the board of each fund reviews the Plans and Mitchell Hutchins' corresponding expenses for each class separately from the Plans and expenses of the other classes.

      Among other things, each Plan provides that (1) Mitchell Hutchins will submit to the applicable board at least quarterly, and the trustees will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the applicable board, including those trustees who are not "interested persons" of the relevant Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class of the fund, and (4) while the Plan remains in effect, the selection and nomination of trustees who are not "interested persons" of a Trust shall be committed to the discretion of the trustees who are not "interested persons" of the respective Trust.

       In reporting amounts expended under the Plans to the trustees, Mitchell Hutchins allocates expenses attributable to the sale of each class of a fund's shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of a fund's shares will not be used to subsidize the sale of any other class of fund shares.

       For each fund's fiscal year ended July 31 or August 31, 1999, the fund paid (or accrued) the following fees to Mitchell Hutchins under the Plans:

                                GROWTH AND
                  GROWTH          INCOME        MID CAP        SMALL
                  FUND             FUND          FUND        CAP FUND
                  (8/31)          (8/31)        (8/31)        (7/31)
                  ------          ------        ------        ------

Class A           $630,894      $2,101,282     $274,562      $106,092
Class B           $874,272      $3,597,748     $452,325      $319,616
Class C           $315,698      $1,758,886     $181,436      $230,517


       Mitchell  Hutchins   estimates  that  it  and  its  parent   corporation,
PaineWebber, incurred the following shareholder service-related and distribution-related expenses with respect to each fund during the fund's 1999 fiscal year, as shown below:

                                        CLASS A

                                   GROWTH    GROWTH AND    MID CAP   SMALL CAP
                                    FUND    INCOME FUND     FUND       FUND
                                   (8/31)      (8/31)      (8/31)     (7/31)
                                   ------      ------      ------     ------

Marketing and advertising....... $189,778   $1,828,674   $159,551   $173,684
Amortization of commissions.....        0            0          0          0
Printing of prospectuses and
  statements of additional
  information to other than
  current shareholders..........    5,845       17,489      4,046      1,860
Branch network costs allocated
  and interest expense..........  847,690    2,168,414    503,159    166,081
Service fees paid to
  PaineWebber financial advisors  246,049      809,586    107,079     40,874


                                     CLASS B

                                   GROWTH    GROWTH AND    MID CAP   SMALL CAP
                                    FUND    INCOME FUND     FUND       FUND
                                   (8/31)      (8/31)      (8/31)     (7/31)
                                   ------      ------      ------     ------
Marketing and advertising........ $60,663    $779,133     $66,360   $125,616
Amortization of commissions...... 316,013   1,278,989     159,517    110,636
Printing of prospectuses and
  statements of additional
  information to other than
  current shareholders...........   1,691       7,459       1,004      1,352
Branch network costs allocated
  and interest expense........... 284,130   1,085,441     217,630    130,388
Service fees paid to
  PaineWebber financial advisors.  85,242     346,093      44,102     30,627

                                     CLASS C

                                   GROWTH    GROWTH AND    MID CAP   SMALL CAP
                                    FUND    INCOME FUND     FUND       FUND
                                   (8/31)      (8/31)      (8/31)     (7/31)
                                   ------      ------      ------     ------

Marketing and advertising........ $21,816    $380,116     $26,446    $93,972
Amortization of commissions......  91,326     404,010      53,070     66,443
Printing of prospectuses and
  statements of additional
  information to other than
  current shareholders...........     707       3,629         593      1,014
Branch network costs allocated and
  interest expense...............  98,680     455,975      83,677     87,965
Service fees paid to PaineWebber
  financial advisors.............  30,780     169,336      17,690     22,149


       "Marketing and advertising" includes various internal costs allocated by Mitchell Hutchins to its efforts at distributing the funds' shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of Mitchell Hutchins. "Branch network costs allocated and interest expense" consist of an allocated portion of the expenses of various PaineWebber departments involved in the distribution of the funds' shares, including the PaineWebber retail branch system.

       In approving each fund's overall Flexible PricingSM system of distribution, each board considered several factors, including that implementation of Flexible Pricing would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the fund and attracting new investors and assets to the fund to the benefit of the fund and its shareholders, (2) facilitate distribution of the fund's shares and (3) maintain the competitive position of the fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

       In approving the Class A Plan, each board considered all the features of the distribution system, including (1) the conditions under which initial sales charges would be imposed and the amount of such charges, (2) Mitchell Hutchins' belief that the initial sales charge combined with a service fee would be attractive to PaineWebber investment executives and correspondent firms, resulting in greater growth of the fund than might otherwise be the case, (3) the advantages to the shareholders of economics of scale resulting from growth in the fund's assets and potential continued growth, (4) the services provided to the fund and its shareholders by Mitchell Hutchins, (5) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (6) Mitchell Hutchins' shareholder service-related expenses and costs.

       In approving the Class B Plan, each board considered all the features of the distribution system, including (1) the conditions under which contingent deferred sales charges would be imposed and the amount of such charges, (2) the advantage to investors in having no initial sales charges deducted from fund purchase payments and instead having the entire amount of their purchase payments immediately invested in fund shares, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales commissions when Class B shares are sold and continuing service fees thereafter while their customers invest their entire purchase payments immediately to Class B shares would prove attractive to the investment executives and correspondent firms, resulting in greater growth of the fund than might otherwise be the case, (4) the advantages to the shareholders of economics of scale resulting from growth in the fund's assets and potential continued growth, (5) the services provided to the fund and its shareholders by Mitchell Hutchins and (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The trustees also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives, without the concomitant receipt by Mitchell Hutchins of initial sales charges, was conditioned upon its expectation of being compensated under the Class B Plan.

       In approving the Class C Plan, each board considered all the features of the distribution system, including (1) the advantage to investors in having no initial sales charges deducted from fund purchase payments and instead having the entire amount of an investor's purchase payments immediately invested in fund shares, (2) the advantage to investors in being free from contingent deferred sales charges upon redemption for shares held more than one year and paying for distribution on an ongoing basis, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales compensation for their sales of Class C shares on an ongoing basis, along with continuing service fees, while their customers invest their entire purchase payments immediately in Class C shares and generally do not face contingent deferred sales charges, would prove attractive to the investment executives and correspondent firms, resulting in greater growth to the fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (5) the services provided to the fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The trustees also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives without the concomitant receipt by Mitchell Hutchins of initial sales charges or contingent deferred sales charges upon redemption, was conditioned upon its expectation of being compensated under the Class C Plan.

       With respect to each Plan, the boards considered all compensation that Mitchell Hutchins would receive under the Plan and the Distribution Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The boards also considered the benefits that would accrue to Mitchell Hutchins under each Plan in that Mitchell Hutchins would receive service, distribution and advisory fees which are calculated based upon a percentage of the average net assets of each fund, which fees would increase if the Plan were successful and the funds attained and maintained significant asset levels.

       Under the Distribution Contracts for the Class A shares, for the fiscal years (or periods) set forth below, Mitchell Hutchins earned the following approximate amounts of sales charges and retained the following approximate amounts, net of concessions to PaineWebber as exclusive dealer.

                                             FISCAL YEARS ENDED
                              --------------------------------------------------
                                   1999            1998             1997
GROWTH FUND (8/31)            --------------- ---------------- -----------------
Earned..................      $222,025         $  77,935          $  113,033
Retained................        15,108             5,776               6,886
GROWTH AND INCOME FUND (8/31)
Earned..................       554,856         3,377,803           1,057,894
Retained................        26,318           200,804              28,748
SMALL CAP FUND (7/31)
Earned..................        41,538           299,265              39,599
Retained................         2,502            17,983               2,303


                         FISCAL YEAR    FIVE MONTH    FISCAL YEAR   FISCAL YEAR
                         ENDED AUGUST  PERIOD ENDED   ENDED MARCH   ENDED MARCH
                           31, 1999  AUGUST 31, 1998   31, 1998      31, 1997
                           --------  ---------------   --------      --------

MID CAP FUND
Earned..................    $26,484      $42,878       $ 79,840       $ 124,319
Retained................      2,128        3,039          4,826           7,597

       Mitchell Hutchins earned and retained the following contingent deferred sales charges paid upon certain redemptions of Class A, Class B and Class C shares for each fund's 1999 fiscal year:


                  GROWTH     GROWTH AND
                    FUND     INCOME FUND     MID CAPFUND    SMALL CAP FUND
                  (8/31)        (8/31)         (8/31)           (7/31)
                  ------        ------          -----           ------
Class A               $0            $0             $0               $0
Class B          $87,416     $1,199,541      $102,439         $113,689
Class C           $5,924       $ 75,074       $ 1,978          $11,385



                             PORTFOLIO TRANSACTIONS

      Subject to policies established by each board, Mitchell Hutchins is responsible for the execution of the funds' portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins seeks to obtain the best net results for a fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While Mitchell Hutchins generally seeks reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best net results. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. The funds may invest in securities traded in the over-the-counter market and will engage primarily in transactions directly with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. During the periods indicated, the funds paid the brokerage commissions set forth below:

                                                  FISCAL YEARS ENDED
                                       ---------------------------------------
                                             1999           1998          1997
                                             ----           ----          ----

Growth Fund (8/31)....................   $306,183       $455,002      $665,156
Growth and Income Fund (8/31)......... $1,833,422     $1,782,530    $1,139,813
Small Cap Fund.(7/31).................   $223,906       $163,052      $147,913



                               FISCAL     FIVE MONTH   FISCAL YEAR  FISCAL  YEAR
                             YEAR ENDED  PERIOD ENDED     ENDED        ENDED
                             AUGUST 31,   AUGUST 31,    MARCH 31,    MARCH 31,
                                1999          1998         1998        1997
                                ----          ----         ----        ----
Mid Cap Fund..............   $411,285      $673,061     $388,468     $330,810


      The funds have no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The funds contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or its affiliates, including PaineWebber. Each board has adopted procedures in conformity with Rule 17e-1 under the Investment Company Act to ensure that all brokerage commissions paid to PaineWebber are reasonable and fair. Specific provisions in the Advisory Contracts authorize Mitchell Hutchins and any of its affiliates that is a member of a national securities exchange to effect portfolio transactions for the funds on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. During the periods indicated, the funds paid to PaineWebber the brokerage commissions set forth below:

                                               FISCAL YEARS ENDED
                                   ---------------------------------------------
                                             1999       1998      1997
                                             ----       ----      ----
Growth Fund (8/31)                        $34,416    $43,380   $32,130
Growth and Income Fund (8/31)            $124,174    $51,462   $43,440
Small Cap Fund (7/31)                        $600         $0    $3,900


                                   FISCAL     FIVE MONTH    FISCAL      FISCAL
                                 YEAR ENDED  PERIOD ENDED YEAR ENDED  YEAR ENDED
                                 AUGUST 31,   AUGUST 31,   MARCH 31,   MARCH 31,
                                    1999         1998         1998       1997
                                    ----         ----         ----       ----
Mid Cap Fund...................   $22,902          $0           $0         $0


       The amounts paid by the funds to PaineWebber in brokerage commissions for their most recent fiscal year represent (1) for Growth Fund, 11.24% of the total brokerage commission paid and 12.74% of the total dollar amount of transactions involving the payment of brokerage commissions; (2) for Growth and Income Fund, 6.8% of the total brokerage commission paid and 5.8% of the total dollar amount of transactions involving the payment of brokerage commissions; (3) for Mid Cap Fund, 5.57% of the total brokerage commission paid and 5.01% of the total dollar amount of transactions involving the payment of brokerage commissions; and (4) for Small Cap Fund, 0.27% of the total brokerage commission paid and 0.04% of the total dollar amount of transactions involving the payment of brokerage commissions.

       Transaction in futures contracts are executed through futures commission merchants ("FCMs"), who receive brokerage commissions for their services. The funds' procedures in selecting FCMs to execute their transactions in futures contracts, including procedures permitting the use of PaineWebber, are similar to those in effect with respect to brokerage transactions in securities.

      In selecting brokers, Mitchell Hutchins will consider the full range and quality of a broker's services. Consistent with the interests of the funds and subject to the review of each board, Mitchell Hutchins may cause a fund to purchase and sell portfolio securities through brokers who provide Mitchell Hutchins with brokerage or research services. The funds may pay those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins determines in good faith that the commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins to that fund and its other clients.

      Research services obtained from brokers may include written reports, pricing and appraisal services, analysis of issues raised in proxy statements, educational seminars, subscriptions, portfolio attribution and monitoring services, and computer hardware, software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with securities analysts, economists, corporate and industry spokespersons and government representatives.

       During each fund's 1999 fiscal year, Mitchell Hutchins directed the portfolio transactions indicated below to brokers chosen because they provide research and analysis, for which the funds paid the brokerage commissions indicated below:

                                           AMOUNT OF PORTFOLIO      BROKERAGE
                                               TRANSACTIONS     COMMISSIONS PAID
                                           -------------------  ----------------

Growth Fund (8/31)                            $22,826,179           $24,266
Growth and Income Fund (8/31)                 $90,132,305          $135,376
Mid Cap Fund (8/31)                           $27,402,461           $35,509
Small Cap Fund (7/31)                          $2,986,688            $6,078


       For purchases or sales with broker-dealer firms which act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight were attributed to the services provided by the executing dealer. Mitchell Hutchins may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

       Research services and information received from brokers or dealers are supplemental to Mitchell Hutchins' own research efforts and, when utilized, are subject to internal analysis before being incorporated into their investment processes. Information and research services furnished by brokers or dealers through which or with which the funds effect securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins by brokers or dealers in connection with other funds or accounts that either of them advises may be used in advising the funds.

       Investment decisions for the funds and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and such other account(s) as to amount according to a formula deemed equitable to the fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the fund.

      The funds will not purchase securities that are offered in underwritings in which PaineWebber is a member of the underwriting or selling group, except pursuant to procedures adopted by each board pursuant to Rule 10f-3 under the Investment Company Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that PaineWebber or any affiliate thereof not participate in or benefit from the sale to the funds.

      PORTFOLIO TURNOVER. The funds' annual portfolio turnover rates may vary greatly from year to year, but they will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of each fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year.

      For the periods shown, the funds' portfolio turnover rates were:

                                                    PORTFOLIO
                                                TURNOVER RATE
GROWTH FUND                                     -------------

Fiscal Year Ended August 31, 1999..............       38%
Fiscal Year Ended August 31, 1998..............       52%
GROWTH AND INCOME FUND
Fiscal Year Ended August 31, 1999..............       57%
Fiscal Year Ended August 31, 1998..............       62%
MID CAP FUND
Fiscal Year Ended August 31, 1999..............       79%
Five month period ended August 31, 1998........       80%
Fiscal Year Ended March 31, 1998...............       64%
SMALL CAP FUND
Fiscal Year Ended July 31, 1999................       61%
Fiscal Year Ended July 31, 1998................       45%


            REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
                         INFORMATION AND OTHER SERVICES

      WAIVERS OF SALES CHARGES/CONTINGENT DEFERRED SALES CHARGES -- CLASS A SHARES. The following additional sales charge waivers are available for Class A shares if you:

     o Purchase shares through a variable annuity offered only to qualified plans. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to the variable annuity's sponsor, adviser or distributor in a total amount not to exceed l% of the amount invested;

     o Acquire shares through an investment program that is not sponsored by PaineWebber or its affiliates and that charges participants a fee for program services, provided that the program sponsor has entered into a written agreement with PaineWebber permitting the sale of shares at net asset value to that program. For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested. For subsequent investments or exchanges made to implement a rebalancing feature of such an investment program, the minimum subsequent investment requirement is also waived;

     o Acquire shares in connection with a reorganization pursuant to which a fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund; or

     o Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus.

      In addition, reduced sales charges on Class A shares are available through the combined purchase plan or through rights of accumulation described below. Class A shares purchases of $1 million or more are not subject to an initial sales charge; however, if a shareholder sells these shares within one year after purchase, a contingent deferred sales charge of 1% of the offering price or the net asset value of the shares at the time of sale by the shareholder, whichever is less, is imposed. This contingent deferred sales charge is waived if you are eligible to invest in certain offshore investment pools offered by PaineWebber, your shares are sold before March 31, 2000 and the proceeds are used to purchase interests in one or more of these pools (see below).

      COMBINED PURCHASE PRIVILEGE-CLASS A SHARES. Investors and eligible groups of related fund investors may combine purchases of Class A shares of the funds with concurrent purchases of Class A shares of any other PaineWebber mutual fund and thus take advantage of the reduced sales charges indicated in the table of sales charges for Class A shares in the Prospectus. The sales charge payable on the purchase of Class A shares of the funds and Class A shares of such other funds will be at the rates applicable to the total amount of the combined concurrent purchases.

      An "eligible group of related fund investors" can consist of any combination of the following:

     (a)   an individual, that individual's spouse, parents and children;

     (b)   an individual and his or her Individual Retirement Account ("IRA");

     (c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

     (d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by the individual(s);

     (e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual's spouse, parents or children;

     (f) an individual and a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse;

     (g)   an  employer  (or  group  of  related  employers)  and  one  or  more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer); or

     (h) individual accounts related together under one registered investment adviser having full discretion and control over the accounts. The registered investment adviser must communicate at least quarterly through a newsletter or investment update establishing a relationship with all of the accounts.

      RIGHTS OF ACCUMULATION -- CLASS A SHARES. Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related fund investors (as defined above) are permitted to purchase Class A shares of the funds among related accounts at the offering price applicable to the total of (1) the dollar amount then being purchased plus (2) an amount equal to the then-current net asset value of the purchaser's combined holdings of Class A fund shares and Class A shares of any other PaineWebber mutual fund. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.

      REINSTATEMENT PRIVILEGE -- CLASS A SHARES. Shareholders who have redeemed Class A shares of a fund may reinstate their account without a sales charge by notifying the Transfer Agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption
proceeds.   Gain  on  a  redemption   is  taxable   regardless  of  whether  the
reinstatement privilege is exercised; however, a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, and an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be adjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Taxes" in the SAI.

      WAIVERS OF CONTINGENT DEFERRED SALES CHARGES -- CLASS B SHARES. The maximum 5% contingent deferred sales charge applies to sales of shares during the first year after purchase. The charge generally declines by 1% annually, reaching zero after six years. Among other circumstances, the contingent deferred sales charge on Class B shares is waived where a total or partial redemption is made within one year following the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.

      NON-RESIDENT ALIEN WAIVER OF CONTINGENT DEFERRED SALES CHARGE FOR CLASS A, B AND C SHARES. Until March 31, 2000, investors who are non-resident aliens will be able to sell their fund shares without incurring a contingent deferred sales charge, if they use the sales proceeds to immediately purchase shares of certain offshore investment pools available through PaineWebber. The fund will waive the contingent deferred sales charge that would otherwise apply to a sale of Class A, Class B or Class C shares of a fund. Fund shareholders who want to take advantage of this waiver should review the offering documents of the offshore investment pools for further information, including investment minimums, and fees and expenses. Shares of the offshore investment pools are available only in those jurisdictions where the sale is authorized and are not available to any U.S. person, including, but not limited to, any citizen or resident of the United States, and U.S. partnership or U.S. trust, and are not available to residents of certain other countries. For more information on how to take advantage of the deferred sales charge waiver, investors should contact their PaineWebber Financial Advisors.

      PURCHASES AND SALES OF CLASS Y SHARES THROUGH THE PACESM MULTI ADVISOR PROGRAM. An investor who participates in the PACESM Multi Advisor Program is eligible to purchase Class Y shares. The PACESM Multi Advisor Program is an advisory program sponsored by PaineWebber that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds, and a quarterly investment performance review. Participation in the PACESM Multi Advisor Program is subject to payment of an advisory fee at the effective maximum annual rate of 1.5% of assets. Employees of PaineWebber and its affiliates are entitled to a waiver of this fee. Please contact your PaineWebber Financial Advisor or PaineWebber's correspondent firms for more information concerning mutual funds that are available through the PACESM Multi Advisor Program.

      PURCHASES OF CLASS A SHARES THROUGH THE PAINEWEBBER INSIGHTONESM Program. Investors who purchase shares through the PaineWebber InsightOneSM Program are eligible to purchase Class A shares without a sales load. The PaineWebber InsightOneSM Program offers a nondiscretionary brokerage account to investors for an asset-based fee at an annual rate of up to 1.50% of the assets in the account. Account holders may purchase or sell certain investment products without paying commissions or other markups/markdowns.

      PURCHASES AND SALES OF CLASS Y SHARES FOR PARTICIPANTS IN PW 401(K) PLUS PLAN. The trustee of the PW 401(k) Plus Plan, a defined contribution plan sponsored by PW Group, buys and sells Class Y shares of the funds that are included as investment options under the Plan to implement the investment choices of individual participants with respect to their Plan contributions. Individual Plan participants should consult the Summary Plan Description and other plan material of the PW 401(k) Plus Plan (collectively, "Plan Documents") for a description of the procedures and limitations applicable to making and changing investment choices. Copies of the Plan Documents are available from the Benefits Connection, 100 Halfday Road, Lincolnshire, IL 60069 or by calling 1-888-Pwebber (1-888-793-2237). As described in the Plan Documents, the price at which Class Y shares are bought and sold by the trustee of PW 401(k) Plus Plan might be more or less than the price per share at the time the participants made their investment choices.

      ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of the funds may be exchanged for shares of the corresponding class of most other PaineWebber mutual funds. Class Y shares are not eligible for exchange. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the fund's investment objective, policies and restrictions.

      If conditions exist that make cash payments undesirable, each fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. Each fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

      The funds may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted as determined by the SEC,
(2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of a fund's portfolio at the time.

      SERVICE ORGANIZATIONS. A fund may authorize service organizations, and their agents, to accept on its behalf purchase and redemption orders that are in "good form" in accordance with the policies of the service organizations. A fund will be deemed to have received these purchase and redemption orders when a service organization or its agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the service organizations or their agents. Service organizations may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

      AUTOMATIC INVESTMENT PLAN. PaineWebber offers an Automatic Investment Plan with a minimum initial investment of $1,000 through which a fund will deduct $50 or more on a monthly, quarterly, semi-annual or annual basis from the investor's bank account to invest directly in the fund. Participation in the Automatic Investment Plan enables an investor to use the technique of "dollar cost averaging." When an investor invests the same dollar amount each month under the Plan, the investor will purchase more shares when a fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, an investor's average purchase price per share over any given period will be lower than if the investor purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels.

      SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December), semi-annual (June and December) or annual (December) withdrawals from their PaineWebber Mutual Fund accounts. Minimum balances and withdrawals vary according to the class of shares:

o Class A and Class C shares. Minimum value of fund shares in $5,000; minimum withdrawals of $100.

o Class B shares. Minimum value of fund shares is $10,000; minimum monthly, quarterly, and semi-annual and annual withdrawals of $100, $200, $300 and $400, respectively.

      Withdrawals under the Systematic Withdrawal Plan will not be subject to a contingent deferred sales charge. An investor may withdraw no more than 12% of the value of the fund account when the investor signed up for the Plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the Plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in this Plan.

      An investor's participation in the systematic withdrawal plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the fund account at the time the investor elects to participate in the systematic withdrawal plan) less aggregate redemptions made other than pursuant to the systematic withdrawal plan is less than the minimum values specified above. Purchases of additional shares of a fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly, semi-annual and annual plans, PaineWebber will arrange for redemption by the funds of sufficient fund shares to provide the withdrawal payments specified by participants in the funds' systematic withdrawal plan. The payments generally are mailed approximately five Business Days (defined under "Valuation of Shares") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the systematic withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to PaineWebber or PFPC Inc. ("Transfer Agent").
Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by the Transfer Agent. Shareholders may request the forms needed to establish a systematic withdrawal plan from their PaineWebber Financial Advisors, correspondent firms or the Transfer Agent at 1-800-647-1568.

      INDIVIDUAL RETIREMENT ACCOUNTS. Self-directed IRAs are available through PaineWebber in which purchases of PaineWebber mutual funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.

      TRANSFER OF ACCOUNTS. If investors holding shares of a fund in a PaineWebber brokerage account transfer their brokerage accounts to another firm, the fund shares will be moved to an account with the Transfer Agent. However, if the other firm has entered into a selected dealer agreement with Mitchell Hutchins relating to the fund, the shareholder may be able to hold fund shares in an account with the other firm.

PAINEWEBBER RMA RESOURCE ACCUMULATION PLAN(SERVICEMARK)
PAINEWEBBER RESOURCE MANAGEMENT ACCOUNT(REGISTERED) (RMA)(REGISTERED)

      Shares of PaineWebber mutual funds (each a "PW Fund" and, collectively, the "PW Funds") are available for purchase through the RMA Resource Accumulation Plan ("Plan") by customers of PaineWebber and its correspondent firms who maintain Resource Management Accounts ("RMA accountholders"). The Plan allows an RMA accountholder to continually invest in one or more of the PW Funds at regular intervals, with payment for shares purchased automatically deducted from the client's RMA account. The client may elect to invest at monthly or quarterly intervals and may elect either to invest a fixed dollar amount (minimum $100 per period) or to purchase a fixed number of shares. A client can elect to have Plan purchases executed on the first or fifteenth day of the month. Settlement occurs three Business Days (defined under "Valuation of Shares") after the trade date, and the purchase price of the shares is withdrawn from the investor's RMA account on the settlement date from the following sources and in the following order: uninvested cash balances, balances in RMA money market funds, or margin borrowing power, if applicable to the account.

      To participate in the Plan, an investor must be an RMA accountholder, must have made an initial purchase of the shares of each PW Fund selected for investment under the Plan (meeting applicable minimum investment requirements) and must complete and submit the RMA Resource Accumulation Plan Client Agreement and Instruction Form available from PaineWebber. The investor must have received a current prospectus for each PW Fund selected prior to enrolling in the Plan. Information about mutual fund positions and outstanding instructions under the Plan are noted on the RMA accountholder's account statement. Instructions under the Plan may be changed at any time, but may take up to two weeks to become effective.

      The terms of the Plan, or an RMA accountholder's participation in the Plan, may be modified or terminated at any time. It is anticipated that, in the future, shares of other PW Funds and/or mutual funds other than the PW Funds may be offered through the Plan.

      PERIODIC INVESTING AND DOLLAR COST AVERAGING. Periodic investing in the PW Funds or other mutual funds, whether through the Plan or otherwise, helps investors establish and maintain a disciplined approach to accumulating assets over time, de-emphasizing the importance of timing the market's highs and lows. Periodic investing also permits an investor to take advantage of "dollar cost averaging." By investing a fixed amount in mutual fund shares at established intervals, an investor purchases more shares when the price is lower and fewer shares when the price is higher, thereby increasing his or her earning potential. Of course, dollar cost averaging does not guarantee a profit or protect against a loss in a declining market, and an investor should consider his or her financial ability to continue investing through periods of both low and high share prices. However, over time, dollar cost averaging generally results in a lower average original investment cost than if an investor invested a larger dollar amount in a mutual fund at one time.

      PAINEWEBBER'S RESOURCE MANAGEMENT ACCOUNT. In order to enroll in the Plan, an investor must have opened an RMA account with PaineWebber or one of its correspondent firms. The RMA account is PaineWebber's comprehensive asset management account and offers investors a number of features, including the following:

     o monthly Premier account statements that itemize all account activity, including investment transactions, checking activity and Gold MasterCard(R) transactions during the period, and provide unrealized and realized gain and loss estimates for most securities held in the account;

     o     comprehensive  year-end  summary   statements  that provide
           information on account activity for use in tax planning and tax return preparation;

     o automatic "sweep" of uninvested cash into the RMA accountholder's choice of one of the six RMA money market funds-RMA Money Market Portfolio, RMA U.S. Government
           Portfolio, RMA Tax-Free Fund, RMA California Municipal Money Fund, RMA New Jersey Municipal Money Fund and RMA New York Municipal Money Fund. AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT
           INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH A MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

     o check writing, with no per-check usage charge, no minimum amount on checks and no maximum number of checks that can be written. RMA accountholders can code their checks to classify expenditures. All canceled checks are returned each month;

     o Gold MasterCard, with or without a line of credit, which provides RMA accountholders with direct access to their accounts and can be used with automatic teller machines worldwide. Purchases on the Gold MasterCard are debited to the RMA account once monthly, permitting accountholders to remain invested for a longer period of time;

     o 24-hour access to account information through toll-free numbers, and more detailed personal assistance during business hours from the RMA Service Center;

     o unlimited electronic funds transfers and bill payment services for an additional fee;

     o expanded account protection for the net equity securities balance in the event of the liquidation of PaineWebber. This protection does not apply to shares of funds that are held at PFPC and not through PaineWebber; and

     o automatic direct deposit of checks into your RMA account and automatic withdrawals from the account.

      The annual account fee for an RMA account is $85, which includes the Gold MasterCard, with an additional fee of $40 if the investor selects an optional line of credit with the Gold MasterCard.

                          CONVERSION OF CLASS B SHARES

      Class B shares of a fund will automatically convert to Class A shares of that fund, based on the relative net asset values per share of the two classes, as of the close of business on the first Business Day (as defined under "Valuation of Shares") of the month in which the sixth anniversary of the initial issuance of such Class B shares occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

      The availability of the conversion feature is subject to the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on Class A and Class B shares will not result in "preferential dividends" under the Internal Revenue Code and that the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond six years from the date of purchase. Mitchell Hutchins has no reason to believe that this condition for the availability of the conversion feature will not continue to be met.

                               VALUATION OF SHARES

      Each fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the New York Stock Exchange on each Business Day, which is defined as each Monday through Friday when the New York Stock Exchange is open. Prices will be calculated earlier when the New York Stock Exchange closes early because trading has been halted for the day. Currently the New York Stock Exchange is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      Securities that are listed on U.S. stock exchanges are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins as the primary market. Securities traded in the over-the-counter market and listed on the Nasdaq Stock Market ("Nasdaq") are valued at the last trade price on Nasdaq prior to valuation; other over-the-counter securities are valued at the last bid price available prior to valuation (other than short-term investments that mature in 60 days or less which are valued as described further below). Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the applicable board. It should be recognized that judgment often plays a greater role in valuing thinly traded securities and lower rated bonds than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the applicable board determines that this does not represent fair value.

                             PERFORMANCE INFORMATION

      The funds' performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      TOTAL  RETURN   CALCULATIONS.   Average   annual   total   return   quotes
("Standardized Return") used in each fund's Performance Advertisements are calculated according to the following formula:

                   n
           P(1 + T)  =    ERV

    where: P = a hypothetical initial payment of $1,000 to purchase shares of a specified class
           T = average annual total return of shares of that class n = number of years
         ERV = ending redeemable value of a hypothetical $1,000 payment at the beginning of that period.

      Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, for Class A shares, the maximum 4.5% sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class B or Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.

      The funds also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). The funds calculate Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

      Both Standardized Return and Non-Standardized Return for Class B shares for periods of over six years reflect conversion of the Class B shares to Class A shares at the end of the sixth year.

      The following tables show performance information for each class of the funds' shares outstanding for the periods indicated. All returns for periods of more than one year are expressed as an average return.

                                   GROWTH FUND

                                          CLASS A   CLASS B   CLASS C   CLASS Y
                                          -------   -------   -------   -------
Year ended August 31, 1999:
   Standardized Return*.................    38.42%   38.75%    42.74%    45.40%
   Non-Standardized ....................    44.97%   43.75%    43.74%    45.40%
Five Years ended August 31, 1999:
   Standardized Return*.................    16.93%   16.85%    17.06%    18.33%
   Non-Standardized ....................    18.00%   17.06%    17.06%    18.33%
Ten years ended August 31, 1999:
   Standardized Return*.................    13.62%      N/A       N/A      N/A
   Non-Standardized ....................    14.14%      N/A       N/A      N/A
Inception** to August 31, 1999:
   Standardized Return*.................    14.98%   15.05%    15.23%   15.08%
   Non-Standardized ....................    15.35%   15.05%    15.23%   15.08%

                             GROWTH AND INCOME FUND

                                           CLASS A   CLASS B   CLASS C   CLASS Y
                                           -------   -------   -------   -------
Year ended August 31, 1999:
   Standardized Return*.................    20.78%   20.51%    24.49%   26.82%
   Non-Standardized ....................    26.48%   25.51%    25.49%   26.82%
Five Years ended August 31, 1999:
   Standardized Return*.................    18.18%   18.14%    18.36%   19.61%
   Non-Standardized ....................    19.27%   18.35%    18.36%   19.61%
Ten years ended August 31, 1999
   Standardized Return*.................    12.08%      N/A      N/A       N/A
   Non-Standardized ....................    12.60%      N/A      N/A       N/A
Inception** to August 31, 1999:
   Standardized Return*.................    13.05%   12.78%   13.08%    12.80%
   Non-Standardized ....................    13.38%   12.78%   13.08%    12.80%

                                  MID CAP FUND

                                           CLASS A   CLASS B   CLASS C   CLASS Y
                                           -------   -------   -------   -------
Year ended August 31, 1999:
   Standardized Return*.................    36.85%    36.95%    41.17%   43.77%
   Non-Standardized ....................    43.38%    41.95%    42.17%   43.77%
Five Years ended August 31, 1999:
   Standardized Return*.................    13.52%    13.44%    13.65%   18.33%
   Non-Standardized ....................    14.55%    17.06%    17.06%   18.33%
Inception** to August 31, 1999:
   Standardized Return*.................    12.71%    12.64%    14.13%    3.54%
   Non-Standardized ....................    13.41%    12.64%    14.13%    3.54%



                                 SMALL CAP FUND

                                           CLASS A   CLASS B   CLASS C   CLASS Y
                                           -------   -------   -------   -------
Year ended July 31, 1999:
   Standardized Return*.................  (13.05)%  (13.84)%  (10.44)%  (8.73)%
   Non-Standardized ....................   (8.95)%   (9.79)%   (9.63)%  (8.73)%
Five Years ended July 31, 1999:
   Standardized Return*.................     9.25%     9.18%     9.39%    N/A
   Non-Standardized ....................    10.26%     9.46%     9.39%    N/A
Inception** to July 31, 1999:
   Standardized Return*.................     7.71%     7.69%     7.65%   10.56%
   Non-Standardized ....................     8.47%     7.69%     7.65%   10.56%

---------------------

* All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charge of 4.5%. All Standardized Return figures for Class B and Class C shares reflect deduction of the applicable contingent deferred sales charges imposed on a redemption of shares held for the period. Class Y shares do not impose an initial or contingent deferred sales charge; therefore, Non-Standardized Return is identical to Standardized Return.

** The inception date for each class of shares is as follows:

                                          CLASS A  CLASS B  CLASS C  CLASS Y
                                          -------  -------  -------  -------
   Growth Fund.........................   03/18/85 07/01/91 07/02/92 08/26/91
   Growth and Income Fund..............   12/20/83 07/01/91 07/02/92 02/12/92
   Mid Cap Fund........................   04/07/92 04/07/92 07/02/92 03/17/98
   Small Cap Fund......................   02/01/93 02/01/93 02/01/93 07/26/96


      OTHER INFORMATION. In Performance Advertisements, the funds may compare their Standardized Return and/or their Non-Standardized Return with data published by Lipper Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Service ("Wiesenberger"), Investment Company Data, Inc. ("ICD") or Morningstar Mutual Funds ("Morningstar"), with the performance of recognized stock and other indices, including (but not limited
to) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), the Standard & Poor's 600 Small-Cap Index, the Standard & Poor's 400 Mid-Cap Index, the Dow Jones Industrial Average, the International Finance Corporation Global Total Return Index, the Nasdaq Composite Index, the Russell 2000 Index, the Russell 1000 Index (including Value and Growth Sub-indexes), the Wilshire 5000 Index, Standard & Poor's Mid Cap Financials Index, Standard & Poor's Super Composite Financials Index, Standard & Poor's Financial Index, the Lehman Bond Index, the Lehman Brothers 20+ Year Treasury Bond Index, the Lehman Brothers Government/Corporate Bond Index, other similar Lehman Brothers indices or components thereof, 30-year and 10-year U.S. Treasury bonds, the Morgan Stanley Capital International World Index, and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The funds also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the funds and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY MAGAZINE, SMART MONEY, MUTUAL FUNDS, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

      The funds may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a fund investment are reinvested in additional fund shares, any future income or capital appreciation of a fund would increase the value, not only of the original fund investment, but also of the additional fund shares received through reinvestment. As a result, the value of a fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

      The funds may also compare their performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote(R) Money Markets. In comparing the funds' performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Shares of the funds are not insured or guaranteed by the U.S. government and returns and net asset values will fluctuate. The bonds held by the funds generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer term bonds. An investment in any fund involves greater risks than an investment in either a money market fund or a CD.

      Each fund may also compare its performance to general trends in the stock and bond markets, as illustrated by the following graph prepared by Ibbotson Associates, Chicago.


                                          IBBOTSON CHART PLOT POINTS

                    Chart showing performance of S&P 500, long-term U.S. government bonds,
                              Treasury Bills and inflation from 1925 through 1998

   YEAR        COMMON STOCKS        LONG-TERM GOV'T BONDS        INFLATION/CPI       TREASURY BILLS
   1925           $10,000                  $10,000                   $10,000              $10,000
   1926           $11,162                  $10,777                    $9,851              $10,327
   1927           $15,347                  $11,739                    $9,646              $10,649
   1928           $22,040                  $11,751                    $9,553              $11,028
   1929           $20,185                  $12,153                    $9,572              $11,552
   1930           $15,159                  $12,719                    $8,994              $11,830
   1931            $8,590                  $12,044                    $8,138              $11,957
   1932            $7,886                  $14,073                    $7,300              $12,072
   1933           $12,144                  $14,062                    $7,337              $12,108
   1934           $11,969                  $15,472                    $7,486              $12,128
   1935           $17,674                  $16,243                    $7,710              $12,148
   1936           $23,669                  $17,464                    $7,803              $12,170
   1937           $15,379                  $17,504                    $8,045              $12,207
   1938           $20,165                  $18,473                    $7,821              $12,205
   1939           $20,082                  $19,570                    $7,784              $12,208
   1940           $18,117                  $20,761                    $7,859              $12,208
   1941           $16,017                  $20,955                    $8,622              $12,216
   1942           $19,275                  $21,629                    $9,423              $12,248
   1943           $24,267                  $22,080                    $9,721              $12,291
   1944           $29,060                  $22,702                    $9,926              $12,332
   1945           $39,649                  $25,139                   $10,149              $12,372
   1946           $36,449                  $25,113                   $11,993              $12,416
   1947           $38,529                  $24,454                   $13,073              $12,478
   1948           $40,649                  $25,285                   $13,426              $12,580
   1949           $48,287                  $26,916                   $13,184              $12,718
   1950           $63,601                  $26,932                   $13,948              $12,870
   1951           $78,875                  $25,873                   $14,767              $13,063
   1952           $93,363                  $26,173                   $14,898              $13,279
   1953           $92,439                  $27,125                   $14,991              $13,521
   1954          $141,084                  $29,075                   $14,916              $13,638
   1955          $185,614                  $28,699                   $14,972              $13,852
   1956          $197,783                  $27,096                   $15,400              $14,193
   1957          $176,457                  $29,117                   $15,866              $14,639
   1958          $252,975                  $27,342                   $16,145              $14,864
   1959          $283,219                  $26,725                   $16,387              $15,303
   1960          $284,549                  $30,407                   $16,629              $15,711
   1961          $361,060                  $30,703                   $16,741              $16,045
   1962          $329,545                  $32,818                   $16,946              $16,483


                                                       46


   YEAR        COMMON STOCKS        LONG-TERM GOV'T BONDS        INFLATION/CPI       TREASURY BILLS
   1963          $404,685                  $33,216                   $17,225              $16,997
   1964          $471,388                  $34,381                   $17,430              $17,598
   1965          $530,081                  $34,625                   $17,765              $18,289
   1966          $476,737                  $35,889                   $18,361              $19,159
   1967          $591,038                  $32,594                   $18,920              $19,966
   1968          $656,415                  $32,509                   $19,814              $21,005
   1969          $600,590                  $30,860                   $21,024              $22,388
   1970          $624,653                  $34,596                   $22,179              $23,849
   1971          $714,058                  $39,173                   $22,924              $24,895
   1972          $849,559                  $41,400                   $23,706              $25,851
   1973          $725,003                  $40,942                   $25,792              $27,643
   1974          $533,110                  $42,725                   $28,939              $29,855
   1975          $731,443                  $46,653                   $30,969              $31,588
   1976          $905,842                  $54,470                   $32,458              $33,193
   1977          $840,766                  $54,095                   $34,656              $34,893
   1978          $895,922                  $53,458                   $37,784              $37,398
   1979        $1,061,126                  $52,799                   $42,812              $41,279
   1980        $1,405,137                  $50,715                   $48,120              $45,917
   1981        $1,336,161                  $51,657                   $52,421              $52,671
   1982        $1,622,226                  $72,507                   $54,451              $58,224
   1983        $1,987,451                  $72,979                   $56,518              $63,347
   1984        $2,111,991                  $84,274                   $58,753              $69,586
   1985        $2,791,166                 $110,371                   $60,968              $74,960
   1986        $3,306,709                 $137,446                   $61,657              $79,580
   1987        $3,479,675                 $133,716                   $64,376              $83,929
   1988        $4,064,583                 $146,650                   $67,221              $89,257
   1989        $5,344,555                 $173,215                   $70,345              $96,728
   1990        $5,174,990                 $183,924                   $74,640             $104,286
   1991        $6,755,922                 $219,420                   $76,927             $110,121
   1992        $7,274,115                 $237,092                   $79,159             $113,982
   1993        $8,000,785                 $280,339                   $81,334             $117,284
   1994        $8,105,379                 $258,556                   $83,510             $121,862
   1995       $11,139,184                 $340,435                   $85,630             $128,680
   1996       $13,709,459                 $337,265                   $88,475             $135,381
   1997       $18,272,762                 $390,735                   $89,897             $142,496
   1998       $23,495,420                 $441,777                   $91,513             $149,416


Source: STOCKS, BONDS, BILLS AND INFLATION 1998 YEARBOOKTM, Ibbotson Assoc., Chi., (annual updates work by Roger G. Ibbotson & Rex A. Sinquefield).

      The chart is shown for illustrative purposes only and does not represent any fund's performance. These returns consist of income and capital appreciation (or depreciation) and should not be considered an indication or guarantee of future investment results. Year-to-year fluctuations in certain markets have been significant and negative returns have been experienced in certain markets from time to time. Stocks are measured by the S&P 500, an unmanaged weighted index comprising 500 widely held common stocks and varying in composition. Unlike investors in bonds and U.S. Treasury bills, common stock investors do not receive fixed income payments and are not entitled to repayment of principal. These differences contribute to investment risk. Returns shown for long-term government bonds are based on U.S. Treasury bonds with 20-year maturities. Inflation is measured by the Consumer Price Index. The indexes are unmanaged and are not available for investment.

      Over time, stocks have outperformed all other investments by a wide margin, offering a solid hedge against inflation. From January 1, 1926 to December 31, 1998, stocks beat all other traditional asset classes. A $10,000 investment in the S&P 500 grew to $23,495,420, significantly more than any other investment.

                                      TAXES

      BACKUP WITHHOLDING. Each fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund or PaineWebber with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

      SALE OR EXCHANGE OF FUND SHARES. A shareholder's sale (redemption) of fund shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis for the shares (which normally includes any initial sales charge paid on Class A shares). An exchange of any fund's shares for shares of another PaineWebber mutual fund generally will have similar tax consequences. In addition, if a fund's shares are bought within 30 days before or after selling other shares of the fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

      SPECIAL RULE FOR CLASS A SHAREHOLDERS. A Special tax rule applies when a shareholder sells or exchanges Class A shares of a fund within 90 days of purchase and subsequently acquires Class A shares of the same or another PaineWebber mutual fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount will increase the basis of the PaineWebber mutual fund shares subsequently acquired.

      CONVERSION OF CLASS B SHARES. No gain or loss will be recognized by a shareholder as a result of a conversion of Class B shares to Class A shares.

      QUALIFICATION AS A REGULATED INVESTMENT COMPANY. To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, each fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) ("Distribution Requirement") and must meet several additional requirements. For each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ("Income Requirement");
(2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If a fund failed to qualify for treatment as a RIC for any taxable year, (a) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (b) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

      OTHER INFORMATION. Dividends and other distributions declared by a fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the fund and received by the shareholders on December 31 of that year if the distributions are paid by the fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

      A portion of the dividends (whether paid in cash or additional shares) from each fund's investment company taxable income may be eligible for the dividends-received deduction allowed to corporations. The eligible portion for a fund may not exceed the aggregate dividends received by the fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

      If shares of a fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

      Each fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

      Each fund may invest in the stock of "passive foreign investment companies" ("PFICs") if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively
"PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

      If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax) even if the QEF does not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

      Each fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a fund's adjusted basis therein as of the end of that year. Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

      The use of hedging strategies involving Derivative Instruments, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from options and futures derived by a fund with respect to its business of investing in securities will be treated as qualifying income under the Income Requirement.

      Certain  futures  contracts  in which a fund may  invest may be subject to section  1256 of the Internal  Revenue  Code  ("section  1256  contracts").  Any section 1256 contracts a fund holds at the end of each taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, which the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund. A fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, clearly identified by the fund in accordance with the regulations, at least one (but not all) the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

      Offsetting positions in any actively traded security, option or futures contract entered into or held by a fund may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the funds, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

      When a covered call option written (sold) by a fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a fund is exercised, the fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

      If a fund has an "appreciated financial position"-- generally, an interest (including an interest through an option or futures contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis--and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures contract entered into by a fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

      The foregoing is only a general summary of some of the important federal tax considerations generally affecting the funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the funds' activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the funds and to dividends and other distributions therefrom.

                                OTHER INFORMATION

      MASSACHUSETTS BUSINESS TRUSTS. Each Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a fund could, under certain circumstances, be held personally liable for the obligations of the fund or its Trust. However, each Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or the fund and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the board members or by any officers or officer by or on behalf of the Trust or the fund, the board members or any of them in connection with the Trust. Each Declaration of Trust provides for indemnification from the relevant fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility that Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder, the shareholder paying such liability would be entitled to reimbursement from the general assets of the relevant fund. The board members intend to conduct each fund's operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

      CLASSES OF SHARES. A share of each class of a fund represents an identical interest in that fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the funds will affect the performance of those classes. Each share of a fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, B, C and Y shares will differ.

      VOTING RIGHTS. Shareholders of each fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of any fund (or Securities Trust, which has more than one series) may elect all of the board members of that fund or Securities Trust. The shares of a fund will be voted together, except that only the shareholders of a particular class of a fund may vote on matters affecting only that class, such as the terms of a Plan as it relates to the class. The shares of each series of Securities Trust will be voted separately, except when an aggregate vote of all the series is required by law.

      The funds do not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of a fund or Securities Trust may remove a board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of 10% of the outstanding shares of a fund or Securities Trust.

      CLASS-SPECIFIC EXPENSES. Each fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class Y shares. The higher fee is imposed due to the higher costs incurred by the Transfer Agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

      PRIOR NAMES. Prior to April 3, 1995, Growth and Income Fund was known as "PaineWebber Dividend Growth Fund." Prior to May 1, 1998, Mid Cap Fund was known as "PaineWebber Capital Appreciation Fund." Prior to July 26, 1996, Small Cap Fund was known as "PaineWebber Small Cap Value Fund." On July 26, 1996, Small Cap Fund was combined in a tax-free reorganization with PaineWebber Small Cap Growth Fund, a series of PaineWebber Investment Trust III. As a result of the reorganization, each shareholder of PaineWebber Small Cap Growth Fund became a shareholder of Small Cap Fund. Prior to November 10, 1995, each fund's Class C shares were known as "Class D" shares. Prior to November 10, 1995, the Class Y shares of Growth and Income Fund and Growth Fund were known as Class C shares.

      CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, Massachusetts 02171, serves as each fund's custodian and recordkeeping agent. PFPC Inc., a subsidiary of PNC Bank, N.A., serves as each fund's transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.

      COMBINED PROSPECTUS. Although each fund is offering only its own shares, it is possible that a fund might become liable for a misstatement in the Prospectus about another fund. The board of each fund has considered this factor in approving the use of a single, combined Prospectus.

      COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the funds. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters.

      AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for Growth Fund, Growth and Income Fund and Mid Cap Fund. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as independent accountants for Small Cap Fund.

                              FINANCIAL STATEMENTS

      Each fund's Annual Report to Shareholders for its last fiscal year is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors or independent accountants appearing therein are incorporated herein by this reference.

                                    APPENDIX

                               RATINGS INFORMATION

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

      Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

      AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong; AA. An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong; A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong; BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation; BB, B, CCC, CC, C. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions; BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation; B. An


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

obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation; CCC. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation; CC. An obligation rated CC is currently highly vulnerable to nonpayment; C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued; D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      r. This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities;
obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

INVESTORS   SHOULD   RELY  ONLY  ON  THE
INFORMATION  CONTAINED OR REFERRED TO IN
THE  PROSPECTUS  AND THIS  STATEMENT  OF                             PaineWebber
ADDITIONAL  INFORMATION.  THE  FUNDS AND                             Growth Fund
THEIR  DISTRIBUTOR  HAVE NOT  AUTHORIZED
ANYONE   TO   PROVIDE   INVESTORS   WITH                             PaineWebber
INFORMATION   THAT  IS  DIFFERENT.   THE                  Growth and Income Fund
PROSPECTUS   AND   THIS   STATEMENT   OF
ADDITIONAL  INFORMATION ARE NOT AN OFFER                             PaineWebber
TO  SELL  SHARES  OF  THE  FUNDS  IN ANY                            Mid Cap Fund
JURISDICTION  WHERE  THE  FUNDS OR THEIR
DISTRIBUTOR  MAY NOT LAWFULLY SELL THOSE                             PaineWebber
SHARES.                                                           Small Cap Fund


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                                             Statement of Additional Information
                                                                December 1, 1999
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(COPYRIGHT) 1999 PaineWebber Incorporated. All rights reserved.   Member SIPC.